Forest City Enterprises, Inc.
Supplemental Package
Three and Six Months Ended July 31, 2008 and 2007

Forest City Enterprises, Inc. and Subsidiaries
Three and Six Months Ended July 31, 2008 and 2007
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Loss	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16

Supplemental Financial Information
Mortgage Financings	17
Scheduled Maturities Table	18-19
Consolidated Balance Sheet Information	20-21
Consolidated Earnings Information	22-25
Investments in and Advances to Affiliates	26-28
Real Estate and Related Nonrecourse Mortgage Debt	29-30
Real Estate Activity	31-35
Results of Operations Summary	36-38
Reconciliation of Net Loss to EBDT	39-40
Summary of EBDT	41-52

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2008 and other factors that might cause differences, some of which could be material, include, but are not limited to, general real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, dependence on rental income from real property, reliance on major tenants, the effect of economic and market conditions on a nationwide basis as well as in our primary markets, vacancies in our properties, downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, department store consolidations, international activities, the impact of terrorist acts, risks associated with an investment in and operation of a professional sports team, conflicts of interests, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility, the level and volatility of interest rates, the continued availability of tax-exempt government financing, effects of uninsured or underinsured losses, environmental liabilities, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, changes in market conditions, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are reportable segments of the Company.
We have approximately $10.9 billion of assets in 27 states and the District of Columbia at July 31, 2008. Our core markets include the New York City/Philadelphia metropolitan area, Denver, Boston, the Greater Washington, D.C./Baltimore metropolitan area, Chicago and the state of California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at July 31, 2008. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-Q for the three and six months ended July 31, 2008. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our supplemental package for the year ended January 31, 2008 on pages 55-67.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 38-52 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings (loss).)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings (loss), retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and six months ended July 31, 2008 and 2007.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 38), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 5-9 of this document. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 41-52.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2008 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:

Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting National City Bank at (800) 622-6757.

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Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data — July 31, 2008 and 2007
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	July 31, 2008	July 31, 2008	July 31, 2007	July 31, 2007

Retail
Comparable	92.5%	92.8%	92.9%	93.6%
Total	90.7%	91.4%	92.1%	92.9%
Office
Comparable	92.7%	91.8%	89.9%	90.0%
Total	90.4%	90.1%	88.5%	89.3%
Residential
Comparable	92.9%	92.5%	94.4%	93.9%
Total	90.8%	90.0%	92.8%	91.7%
Hotels
Comparable and Total (1)		76.8%		75.6%
Comparable ADR and Total ADR (1)		$150.07		$148.32
Retail and office occupancy as of July 31, 2008 and 2007 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of July 31, 2008 and 2007 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of July 31, 2008 and 2007 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2008 and 2007 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the six months ended July 31, 2008 and 2007.

(1)	Total Hotel Average Occupancy Year-to-Date and Total ADR for July 31, 2007 have been restated to exclude University Park at MIT Hotel, which was sold during the year ended January 31, 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in the three and six months ended July 31, 2008 and 2007. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 41-52.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended July 31, 2008		Six Months Ended July 31, 2008
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	3.2%	4.5%	3.2%	3.2%

Office	(4.8%)	(1.5%)	(1.7%)	1.3%

Hotel	(0.3%)	(4.9%)	(8.9%)	(12.5%)

Residential	4.5%	0.6%	6.1%	2.2%

Total	0.6%	1.3%	1.7%	1.9%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Net Operating Income (dollars in thousands)

	Three Months Ended July 31, 2008					Three Months Ended July 31, 2007					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$59,276	$2,652	$5,470	$-	$62,094	$57,431	$2,674	$4,640	$-	$59,397	3.2%	4.5%

Total	61,535	3,342	5,515	-	63,708	62,586	4,588	4,955	-	62,953

Office Buildings
Comparable	44,489	1,670	2,326	-	45,145	46,734	2,613	1,707	-	45,828	(4.8%)	(1.5%)

Total	70,339	2,589	2,445	-	70,195	48,298	4,266	1,847	-	45,879

Hotels
Comparable	5,511	-	6	-	5,517	5,525	-	278	-	5,803	(0.3%)	(4.9%)

Total	5,996	143	6	-	5,859	5,993	(51)	486	-	6,530

Earnings from Commercial
Land Sales	4,855	2,005	-	-	2,850	(316)	-	-	-	(316)
Other (1)	(3,374)	598	(555)	-	(4,527)	(2,890)	944	(32)	-	(3,866)

Total Commercial Group
Comparable	109,276	4,322	7,802	-	112,756	109,690	5,287	6,625	-	111,028	(0.4%)	1.6%

Total	139,351	8,677	7,411	-	138,085	113,671	9,747	7,256	-	111,180

Residential Group
Apartments
Comparable	28,641	1,047	6,498	-	34,092	27,398	752	7,240	-	33,886	4.5%	0.6%

Total	31,324	711	7,611	117	38,341	31,671	1,344	13,034	626	43,987

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	15,661	396	936	-	16,201	1,493	(89)	375	-	1,957

Other (1)	(6,716)	50	179	-	(6,587)	(5,103)	4	339	-	(4,768)

Sale of Residential
Development Project	-	-	-	-	-	10,090	-	-	-	10,090

Total Residential Group
Comparable	28,641	1,047	6,498	-	34,092	27,398	752	7,240	-	33,886	4.5%	0.6%

Total	40,269	1,157	8,726	117	47,955	38,151	1,259	13,748	626	51,266

Total Rental Properties
Comparable	137,917	5,369	14,300	-	146,848	137,088	6,039	13,865	-	144,914	0.6%	1.3%

Total	179,620	9,834	16,137	117	186,040	151,822	11,006	21,004	626	162,446

Land Development Group	6,717	401	148	-	6,464	6,873	303	83	-	6,653

The Nets	(8,548)	-	1,690	-	(6,858)	(2,226)	-	429	-	(1,797)

Corporate Activities	(10,271)	-	-	-	(10,271)	(9,515)	-	-	-	(9,515)

Grand Total	$167,518	$10,235	$17,975	$117	$175,375	$146,954	$11,309	$21,516	$626	$157,787

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Net Operating Income (dollars in thousands)

	Six Months Ended July 31, 2008					Six Months Ended July 31, 2007					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$116,143	$5,327	$10,924	$-	$121,740	$112,509	$5,389	$10,877	$-	$117,997	3.2%	3.2%

Total	122,733	6,315	11,044	-	127,462	118,308	7,315	11,220	-	122,213

Office Buildings
Comparable	89,575	4,190	4,689	-	90,074	91,170	5,157	2,890	-	88,903	(1.7%)	1.3%

Total	125,267	4,993	5,023	-	125,297	94,532	7,807	3,089	-	89,814

Hotels
Comparable	6,766	-	216	-	6,982	7,426	-	552	-	7,978	(8.9%)	(12.5%)

Total	9,079	676	216	-	8,619	8,286	101	969	-	9,154

Earnings from Commercial
Land Sales	5,879	2,242	-	-	3,637	2,064	434	-	-	1,630
Other (1)	(29,458)	(1,018)	(1,081)	-	(29,521)	(9,192)	3,043	99	-	(12,136)

Total Commercial Group
Comparable	212,484	9,517	15,829	-	218,796	211,105	10,546	14,319	-	214,878	0.7%	1.8%

Total	233,500	13,208	15,202	-	235,494	213,998	18,700	15,377	-	210,675

Residential Group
Apartments
Comparable	55,371	1,431	13,250	-	67,190	52,202	1,398	14,917	-	65,721	6.1%	2.2%

Total	64,464	1,405	15,598	454	79,111	60,120	2,656	21,793	4,079	83,336

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	25,619	396	2,060	-	27,283	4,859	(89)	560	-	5,508

Other (1)	(15,317)	95	(31)	-	(15,443)	(9,339)	4	99	(1)	(9,245)

Sale of Residential
Development Project	-	-	-	-	-	10,090	-	-	-	10,090

Total Residential Group
Comparable	55,371	1,431	13,250	-	67,190	52,202	1,398	14,917	-	65,721	6.1%	2.2%

Total	74,766	1,896	17,627	454	90,951	65,730	2,571	22,452	4,078	89,689

Total Rental Properties
Comparable	267,855	10,948	29,079	-	285,986	263,307	11,944	29,236	-	280,599	1.7%	1.9%

Total	308,266	15,104	32,829	454	326,445	279,728	21,271	37,829	4,078	300,364

Land Development Group	6,158	419	278	-	6,017	10,096	734	199	-	9,561

The Nets	(22,021)	-	3,303	-	(18,718)	(5,477)	-	762	-	(4,715)

Corporate Activities	(23,583)	-	-	-	(23,583)	(23,342)	-	-	-	(23,342)

Grand Total	$268,820	$15,523	$36,410	$454	$290,161	$261,005	$22,005	$38,790	$4,078	$281,868

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)

	Three Months Ended July 31, 2008					Three Months Ended July 31, 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$330,239	$15,053	$108,196	$162	$423,544	$287,586	$15,329	$96,040	$12,397	$380,694
Exclude straight-line rent adjustment (1)	2,638	-	-	-	2,638	(7,158)	-	-	-	(7,158)

Adjusted revenues	332,877	15,053	108,196	162	426,182	280,428	15,329	96,040	12,397	373,536

Operating expenses	186,090	5,324	80,936	76	261,778	177,186	4,853	62,399	11,883	246,615
Add back non-Real Estate depreciation and amortization (b)	3,502	-	2,828	-	6,330	2,022	-	638	-	2,660
Add back amortization of mtg. procurement costs for non-Real Estate Groups (d)	-	-	60	-	60	-	-	10	-	10
Exclude straight-line rent adjustment (2)	(1,610)	-	-	-	(1,610)	(3,688)	-	-	-	(3,688)
Exclude preference payment	(931)	-	-	-	(931)	(936)	-	-	-	(936)

Adjusted operating expenses	187,051	5,324	83,824	76	265,627	174,584	4,853	63,047	11,883	244,661
Add interest and other income	12,887	652	1,482	31	13,748	23,423	601	6,228	112	29,162
Add equity in earnings (loss) of unconsolidated entities	(5,577)	(146)	6,503	-	1,072	7,773	232	(7,791)	-	(250)
Add back provision for decline in real estate of equity method rental properties	5,661	-	(5,661)	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense (see below)	8,721	-	(8,721)	-	-	9,914	-	(9,914)	-	-

Net Operating Income	167,518	10,235	17,975	117	175,375	146,954	11,309	21,516	626	157,787

Interest expense	(82,350)	(3,402)	(17,767)	(43)	(96,758)	(72,708)	(4,391)	(16,443)	(2,000)	(86,760)

Loss on early extinguishment of debt	(52)	-	-	-	(52)	(1,640)	-	(39)	(363)	(2,042)

Equity in earnings (loss) of unconsolidated entities	5,577	146	(6,503)	-	(1,072)	(7,773)	(232)	7,791	-	250

Provision for decline in real estate of equity method properties	(5,661)	-	-	-	(5,661)	-	-	-	-	-

Equity method depreciation and amortization expense (see above)	(8,721)	-	8,721	-	-	(9,914)	-	9,914	-	-

Gain on disposition of rental properties and other investments	-	-	-	8,627	8,627	431	-	-	106,318	106,749

Preferred return on disposition	-	-	(208)	-	(208)	-	-	(5,034)	-	(5,034)

Provision for decline in real estate	(365)	-	-	-	(365)	-	-	-	-	-

Depreciation and amortization - Real Estate Groups (a)	(66,726)	(1,548)	(8,325)	(90)	(73,593)	(53,719)	(1,138)	(8,988)	(921)	(62,490)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,169)	(117)	(396)	-	(3,448)	(2,839)	(261)	(926)	(34)	(3,538)

Straight-line rent adjustment (1) + (2)	(4,248)	-	-	-	(4,248)	3,470	-	-	-	3,470

Preference payment	(931)	-	-	-	(931)	(936)	-	-	-	(936)

Earnings (loss) before income taxes	872	5,314	(6,503)	8,611	(2,334)	1,326	5,287	7,791	103,626	107,456

Income tax provision	(3,723)	-	-	(3,327)	(7,050)	609	-	-	(40,040)	(39,431)
Minority interest	(5,168)	(5,168)	-	-	-	(5,519)	(5,519)	-	-	-
Equity in earnings (loss) of unconsolidated entities	(5,577)	(146)	6,503	-	1,072	7,773	232	(7,791)	-	(250)

Earnings (loss) from continuing operations	(13,596)	-	-	5,284	(8,312)	4,189	-	-	63,586	67,775

Discontinued operations, net of tax	5,284	-	-	(5,284)	-	63,586	-	-	(63,586)	-

Net earnings (loss)	$(8,312)	$-	$-	$-	$(8,312)	$67,775	$-	$-	$-	$67,775

(a) Depreciation and amortization - Real Estate Groups	$66,726	$1,548	$8,325	$90	$73,593	$53,719	$1,138	$8,988	$921	$62,490
(b) Depreciation and amortization - Non-Real Estate	3,502	-	2,828	-	6,330	2,022	-	638	-	2,660

Total depreciation and amortization	$70,228	$1,548	$11,153	$90	$79,923	$55,741	$1,138	$9,626	$921	$65,150

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,169	$117	$396	$-	$3,448	$2,839	$261	$926	$34	$3,538
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	60	-	60	-	-	10	-	10

Total amortization of mortgage procurement costs	$3,169	$117	$456	$-	$3,508	$2,839	$261	$936	$34	$3,548

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)(continued)

	Six Months Ended July 31, 2008					Six Months Ended July 31, 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$637,885	$31,566	$199,342	$706	$806,367	$555,951	$30,645	$173,222	$24,599	$723,127
Exclude straight-line rent adjustment (1)	(2,092)	-	-	-	(2,092)	(13,000)	-	-	-	(13,000)

Adjusted revenues	635,793	31,566	199,342	706	804,275	542,951	30,645	173,222	24,599	710,127

Operating expenses	393,766	17,043	145,511	287	522,521	345,778	10,648	112,953	20,730	468,813
Add back non-Real Estate depreciation and amortization (b)	6,821	-	13,439	-	20,260	4,019	-	2,517	-	6,536
Add back amortization of mtg. procurement costs for non-Real Estate Groups (d)	-	-	105	-	105	-	-	33	-	33
Exclude straight-line rent adjustment (2)	(3,193)	-	-	-	(3,193)	(5,380)	-	-	-	(5,380)
Exclude preference payment	(1,867)	-	-	-	(1,867)	(1,834)	-	-	-	(1,834)

Adjusted operating expenses	395,527	17,043	159,055	287	537,826	342,583	10,648	115,503	20,730	468,168

Add interest and other income	21,288	1,127	3,083	35	23,279	34,822	1,424	6,851	209	40,458
Add equity in earnings (loss) of unconsolidated entities	(15,224)	(127)	15,530	-	433	9,134	584	(9,099)	-	(549)
Remove gain on disposition recorded on equity method	(881)	-	881	-	-	(2,106)	-	2,106	-	-
Add back provision for decline in real estate of equity method rental properties	5,661	-	(5,661)	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense (see below)	17,710	-	(17,710)	-	-	18,787	-	(18,787)	-	-

Net Operating Income	268,820	15,523	36,410	454	290,161	261,005	22,005	38,790	4,078	281,868

Interest expense	(165,721)	(6,742)	(36,180)	(235)	(195,394)	(149,507)	(8,871)	(33,297)	(3,608)	(177,541)

Loss on early extinguishment of debt	(5,231)	(119)	(22)	-	(5,134)	(4,184)	(821)	(459)	(363)	(4,185)

Equity in earnings (loss) of unconsolidated entities	15,224	127	(15,530)	-	(433)	(9,134)	(584)	9,099	-	549

Gain on disposition of equity method rental properties	881	-	-	-	881	2,106	-	-	-	2,106

Provision for decline in real estate of equity method properties	(5,661)	-	-	-	(5,661)	-	-	-	-	-

Equity method depreciation and amortization expense (see above)	(17,710)	-	17,710	-	-	(18,787)	-	18,787	-	-

Gain on disposition of rental properties and other investments	150	-	-	8,627	8,777	431	-	-	106,318	106,749

Preferred return on disposition	-	-	(208)	-	(208)	-	-	(5,034)	-	(5,034)

Provision for decline in real estate	(365)	-	-	-	(365)	-	-	-	-	-

Depreciation and amortization - Real Estate Groups (a)	(130,026)	(2,531)	(16,768)	(95)	(144,358)	(111,509)	(3,825)	(17,381)	(1,934)	(126,999)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(6,107)	(269)	(942)	(11)	(6,791)	(5,403)	(421)	(1,406)	(69)	(6,457)

Straight-line rent adjustment (1) + (2)	(1,101)	-	-	-	(1,101)	7,620	-	-	-	7,620

Preference payment	(1,867)	-	-	-	(1,867)	(1,834)	-	-	-	(1,834)

Earnings (loss) before income taxes	(48,714)	5,989	(15,530)	8,740	(61,493)	(29,196)	7,483	9,099	104,422	76,842

Income tax provision	15,856	-	-	(3,377)	12,479	14,649	-	-	(40,348)	(25,699)
Minority interest	(5,862)	(5,862)	-	-	-	(8,067)	(8,067)	-	-	-
Equity in earnings (loss) of unconsolidated entities	(15,224)	(127)	15,530	-	433	9,134	584	(9,099)	-	(549)

Earnings (loss) from continuing operations	(53,944)	-	-	5,363	(48,581)	(13,480)	-	-	64,074	50,594

Discontinued operations, net of tax	5,363	-	-	(5,363)	-	64,074	-	-	(64,074)	-

Net earnings (loss)	$(48,581)	$-	$-	$-	$(48,581)	$50,594	$-	$-	$-	$50,594

(a) Depreciation and amortization - Real Estate Groups	$130,026	$2,531	$16,768	$95	$144,358	$111,509	$3,825	$17,381	$1,934	$126,999
(b) Depreciation and amortization - Non-Real Estate	6,821	-	13,439	-	20,260	4,019	-	2,517	-	6,536

Total depreciation and amortization	$136,847	$2,531	$30,207	$95	$164,618	$115,528	$3,825	$19,898	$1,934	$133,535

(c) Amortization of mortgage procurement costs - Real Estate Groups	$6,107	$269	$942	$11	$6,791	$5,403	$421	$1,406	$69	$6,457
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	105	-	105	-	-	33	-	33

Total amortization of mortgage procurement costs	$6,107	$269	$1,047	$11	$6,896	$5,403	$421	$1,439	$69	$6,490

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of July 31, 2008

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2008	112	386,154	3.14%	$7,279,778	2.63%	$24.90
2009	268	906,026	7.36	17,217,341	6.21	24.22
2010	240	630,820	5.13	15,636,949	5.65	30.45
2011	324	1,215,348	9.87	30,810,120	11.13	29.01
2012	219	902,256	7.33	22,866,695	8.26	28.86
2013	181	850,896	6.91	22,311,665	8.06	28.74
2014	161	701,748	5.70	16,224,382	5.86	28.85
2015	168	701,668	5.70	18,498,884	6.68	30.07
2016	243	1,196,677	9.72	34,370,864	12.41	39.64
2017	161	1,115,427	9.06	25,484,509	9.20	26.23
2018	84	465,827	3.78	10,601,278	3.83	24.51
Thereafter	90	3,237,262	26.30	55,592,779	20.08	19.31

Total	2,251	12,310,109	100.00%	$276,895,244	100.00%	$26.68

(1)	GLA = Gross Leasable Area.
(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.
(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of July 31, 2008

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2008	47	290,740	2.72%	$5,636,581	1.88%	$23.31
2009	82	584,261	5.46	12,180,086	4.07	23.64
2010	76	1,167,100	10.91	24,250,783	8.10	24.45
2011	57	678,862	6.34	16,447,424	5.49	27.17
2012	52	1,013,499	9.47	29,321,272	9.79	30.52
2013	59	1,094,054	10.23	24,940,715	8.33	23.68
2014	22	618,171	5.78	14,121,199	4.71	28.17
2015	6	196,975	1.84	3,644,683	1.22	19.13
2016	16	421,242	3.94	7,989,382	2.67	21.35
2017	18	267,072	2.50	8,247,776	2.75	33.73
2018	9	672,140	6.28	17,629,253	5.88	30.01
Thereafter	38	3,694,178	34.53	135,118,858	45.11	38.31

Total	482	10,698,294	100.00%	$299,528,012	100.00%	$30.41

(1)	GLA = Gross Leasable Area.
(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.
(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of July 31, 2008

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	6	514,063	4.18%

Bass Pro Shops, Inc.	3	510,855	4.15

Regal Entertainment Group	5	379,072	3.08

The Gap	25	315,281	2.56

TJX Companies	9	291,131	2.37

The Home Depot	2	282,000	2.29

Dick’s Sporting Goods	5	257,486	2.09

Circuit City Stores, Inc.	7	220,616	1.79

Abercrombie & Fitch Stores, Inc.	28	210,663	1.71

The Limited	35	200,673	1.63

Footlocker, Inc.	36	138,005	1.12

Pathmark Stores, Inc.	2	123,500	1.00

Ahold USA (Stop & Shop)	2	115,861	0.94

Subtotal	165	3,559,206	28.91

All Others	2,086	8,750,903	71.09

Total	2,251	12,310,109	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of July 31, 2008

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	8.32%

Millennium Pharmaceuticals, Inc.	693,743	6.48

U.S. Government	577,730	5.40

Wellchoice, Inc.	458,209	4.28

Morgan Stanley & Co.	444,685	4.16

Securities Industry Automation Corp.	433,971	4.06

Forest City Enterprises, Inc. (1)	405,308	3.79

JP Morgan Chase & Co.(2)	385,254	3.60

Bank of New York	323,043	3.02

National Grid (formerly Keyspan Energy)	322,843	3.02

Alkermes, Inc.	210,248	1.97

Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.81

Covington & Burling, LLP	160,565	1.50

Seyfarth Shaw, LLP	96,909	0.90

Subtotal	5,595,942	52.31

All Others	5,102,352	47.69

Total	10,698,294	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

(2)	Includes leased square feet formerly held by Bear Stearns.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2008
2008 Openings and Acquisitions (6)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./			Gross
		Dev (D)	Opened /	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of			Leasable
Property	Location	Acq (A)	Acquired	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units			Area
						(in millions)
Retail Centers:
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%	$170.5	$170.5	$170.5	980,000			565,000	(f)

Office:
818 Mission Street (c)	San Francisco, CA	A	Q1-08	50.0%	50.0%	$0.0	$20.6	$10.3	34,000
Johns Hopkins - 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%	111.5	111.5	85.4	278,000	(i)

						$111.5	$132.1	$95.7	312,000

Residential:
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	$38.5	$38.5	$38.5	131
Uptown Apartments (c) (e)	Oakland, CA	D	Q1-08/Q3-08	50.0%	50.0%	0.0	205.4	102.7	665
Mercantile Place on Main (e)	Dallas, TX	D	Q1-08/Q4-08	100.0%	100.0%	146.1	146.1	146.1	366	(j)

						$184.6	$390.0	$287.3	1,162

Total Openings and Acquisitions (d)						$466.6	$692.6	$553.5

Residential Phased-In Units (c) (e):									Opened in ’08 / Total

Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	$0.0	$24.6	$12.3			96/304
Stratford Crossing	Wadsworth, OH	D	2007-09	50.0%	50.0%	0.0	25.3	12.7			72/348
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	0.0	15.9	8.0			84/216

Total (g)						$0.0	$65.8	$33.0			252/868

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2008
Under Construction (13)

								Cost at FCE
					Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./			Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of			Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units			Area		Commitment %
						(in millions)
Retail Centers:
Shops at Wiregrass	Tampa, FL	D	Q3-08	50.0%	100.0%	$149.1	$149.1	$149.1	646,000			356,000		78%
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%	70.6	70.6	70.6	800,000			294,000		89%
Promenade at Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	75.0%	102.9	102.9	77.2	126,000			126,000		57%
Village at Gulfstream (c)	Hallandale, FL	D	Q3-09	50.0%	50.0%	0.0	182.2	91.1	466,000			466,000	(l)	40%
East River Plaza (c)	Manhattan, NY	D	Q3-09	35.0%	50.0%	0.0	407.4	203.7	517,000			517,000		70%
Ridge Hill (e)	Yonkers, NY	D	Q4-09/Q2-10	70.0%	100.0%	670.7	670.7	670.7	1,200,000			1,200,000	(m)	14%

						$993.3	$1,582.9	$1,262.4	3,755,000			2,959,000

Office:
Mesa Del Sol Town Center (c)	Albuquerque, NM	D	Q4-08	47.5%	47.5%	$0.0	$18.7	$8.9	74,000	(n)				31%
Mesa Del Sol - Fidelity (c)	Albuquerque, NM	D	Q4-08	47.5%	47.5%	0.0	30.9	14.7	210,000					100%
Waterfront Station - East 4th & West 4th Buildings (c)	Washington, DC	D	Q1-10	45.0%	45.0%	0.0	330.2	148.6	628,000	(o)				98%

						$0.0	$379.8	$172.2	912,000

Residential:
Haverhill	Haverhill, MA	D	Q1-09	100.0%	100.0%	$75.3	$75.3	$75.3	305
80 Dekalb Avenue (e)	Brooklyn, NY	D	Q3-09/Q1-10	70.0%	100.0%	152.0	152.0	152.0	365
The Yards-Pattern Shop Lofts	Washington, DC	D	Q4-09	90.0%	90.0%	55.0	55.0	49.5	170
Beekman (e)	Manhattan, NY	D	Q2-10/11	49.0%	70.0%	875.7	875.7	613.0	904

						$1,158.0	$1,158.0	$889.8	1,744

Total Under Construction (k)						$2,151.3	$3,120.7	$2,324.4

Residential Phased-In Units (c) (e):									Under Const./ Total
Stratford Crossing	Wadsworth, OH	D	2007-09	50.0%	50.0%	$0.0	$25.3	$12.7			168/348
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	0.0	15.9	8.0			108/216

Total (p)						$0.0	$41.2	$20.7			276/564

See attached footnotes.
Military Housing - see Footnote q

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

     July 31, 2008 Footnotes
(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	The difference between the full consolidation cost amount (GAAP) of $466.6 million to the Company’s pro-rata share (a non-GAAP measure) of $553.5 million consists of a reduction to full consolidation for minority interest of $26.1 million of cost and the addition of its share of cost for unconsolidated investments of $113.0 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	Includes 177,000 square feet for Target and 97,000 square feet for JC Penney that opened in Q3-06, as well as 16,000 square feet of office space.

(g)	The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $33.0 million consists of the Company’s share of cost for unconsolidated investments of $33.0 million.

(h)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(i)	Includes 22,000 square feet of retail space.

(j)	Includes 18,000 square feet of retail space.

(k)	The difference between the full consolidation cost amount (GAAP) of $2,151.3 million to the Company’s pro-rata share (a non-GAAP measure) of $2,324.4 million consists of a reduction to full consolidation for minority interest of $293.9 million of cost and the addition of its share of cost for unconsolidated investments of $467.0 million.

(l)	Includes 86,000 square feet of office space.

(m)	Includes 156,000 square feet of office space.

(n)	Includes 22,000 square feet of retail space.

(o)	Includes 85,000 square feet of retail space.

(p)	The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $20.7 million consists of the Company’s share of cost for unconsolidated investments of $20.7 million.

(q)	Below is a summary of our equity method investments for Military Housing Development projects. The Company provides services for these projects including development, construction, and management and receives agreed upon fees for these services. (See pages 6-7 for net fee revenue included in NOI.)

		Anticipated	FCE	Cost at Full	Total Cost	Sq. ft./
Property	Location	Opening	Pro-Rata % (h)	Consolidation (a)	at 100%	No. of Units

				(in millions)

Military Housing - Openings (1)
Ohana Military Communities, Hawaii Increment I	Honolulu, HI	2005-Q2-08	*	$0.0	$316.5	1,952

Military Housing - Under Construction (7)
Midwest Millington	Memphis, TN	2008-2009	*	0.0	38.1	318
Navy Midwest	Chicago, IL	2006-2009	*	0.0	264.7	1,658
Air Force Academy	Colorado Springs, CO	2007-2009	50.0%	0.0	82.5	427
Marines, Hawaii Increment II	Honolulu, HI	2007-2010	*	0.0	338.8	1,175
Navy, Hawaii Increment III	Honolulu, HI	2007-2010	*	0.0	614.6	2,519
Pacific Northwest Communities	Seattle, WA	2007-2010	*	0.0	264.5	2,986
Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	257.9	917

Total Under Construction				0.0	1,861.1	10,000

Total Military Housing (8)				$0.0	$2,177.6	11,952

*	The Company’ share of residual cash flow ranges from 0-20% during the life cycle of the project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Mortgage Financings
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those operating projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those real estate project loans that mature within the next 12 months, as well as those real estate projects that are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that is coming due in 2008 and 2009. During the six months ended July 31, 2008, we completed the following financings:

				Plus
			Less	Unconsolidated
	Full		Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation		Interest	Pro-Rata	Consolidation

	(in thousands)

Refinancings	$561,960		$11,850	$81,844	$631,954
Development projects (1)	949,125		206,720	59,692	802,097
Loan extensions/additional fundings	254,568		49,374	15,112	220,306

	$1,765,653	(2)	$267,944	$156,648	$1,654,357	(2)

(1)	Represents the full amount available to be drawn on the loans.

(2)	Of the total financings shown above of $1,765,653 at full consolidation and $1,654,357 at pro-rata, $711,774 and $692,485 at full consolidation and pro-rata, respectively, were reflected as maturing loans in either 2008 or 2009 in the listing of scheduled maturities as of January 31, 2008.
The table listed above is the result of our success in not only refinancing scheduled maturities, but also includes early financings of future loan maturities on existing properties and additional proceeds related to our development and acquisition pipeline. Of the total 2008 and 2009 maturities reported as of July 31, 2008, over 85% of the $179,492,000 of our loans that mature in 2008 at full consolidation (over 70% of the $253,212,000 of loans that mature in 2008 at our pro-rata share) and 50% of the $734,169,000 of our loans that mature in 2009 at full consolidation (over 55% of the $900,587,000 of loans that mature in 2009 at our pro-rata share) has been addressed to date through closed loans, scheduled amortization, committed refinancings and available extensions (some of which are based upon project specific performance and have been extended beyond the current fiscal year).
Projects under Development Debt
We use nonrecourse mortgage debt for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of July 31, 2008, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

	(in thousands)

Total outstanding on projects under development (1)	$739,806	$127,361	$298,958	$911,403
Total available commitment	$1,865,065	$277,007	$433,635	$2,021,693

(1)	Outstanding debt of $178,579 and $227,759, at full and pro-rata consolidation, respectively, described above is listed as Restricted Cash in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the local housing authority issued the full amount of the bonds at the beginning of construction and, until costs are incurred, bond funds must remain in escrow held by a financial institution affiliated with the bond issuance.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of July 31, 2008

	Period Ending January 31, 2009				Fiscal Year Ending January 31, 2010
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$34,050	$1,342	$38,102	$70,810	$243,061	$13,288	$36,112	$265,885
Weighted average rate	6.45%	6.42%	6.32%	6.38%	6.80%	6.99%	6.72%	6.78%

Variable:
Variable-rate debt	143,672	12,051	44,982	176,603	489,948	67,006	170,600	593,542
Weighted average rate	4.50%	4.09%	4.79%	4.60%	4.69%	5.27%	4.75%	4.65%

Tax-Exempt	1,770	21	4,050	5,799	1,160	-	40,000	41,160
Weighted average rate	2.73%	2.91%	3.61%	3.34%	2.85%	-%	2.54%	2.55%

Total variable-rate debt	145,442	12,072	49,032	182,402	491,108	67,006	210,600	634,702

Total Nonrecourse Mortgage Debt	$179,492	$13,414	$87,134	$253,212	$734,169	$80,294	$246,712	$900,587
Weighted Average Rate	4.85%	4.32%	5.41%	5.07%	5.39%	5.55%	4.68%	5.18%

	Fiscal Year Ending January 31, 2011				Fiscal Year Ending January 31, 2012
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$162,614	$4,786	$22,816	$180,644	$372,678	$4,016	$74,157	$442,819
Weighted average rate	7.17%	5.15%	7.10%	7.22%	7.04%	5.12%	6.28%	6.93%

Variable:
Variable-rate debt	265,130	-	27,611	292,741	86,694	-	17,279	103,973
Weighted average rate	5.38%	-%	4.59%	5.30%	4.51%	-%	4.56%	4.52%

Tax-Exempt	1,515	-	-	1,515	35,325	81	-	35,244
Weighted average rate	2.71%	-%	-	2.71%	4.77%	2.72%	-%	4.78%

Total variable-rate debt	266,645	-	27,611	294,256	122,019	81	17,279	139,217

Total Nonrecourse Mortgage Debt	$429,259	$4,786	$50,427	$474,900	$494,697	$4,097	$91,436	$582,036
Weighted Average Rate	6.05%	5.15%	5.73%	6.02%	6.43%	5.07%	5.96%	6.37%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)(continued)
As of July 31, 2008

	Fiscal Year Ending January 31, 2013				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$316,807	$5,500	$29,570	$340,877	$3,023,821	$170,397	$816,442	$3,669,866
Weighted average rate	5.98%	6.24%	6.54%	6.02%	5.81%	5.98%	5.68%	5.77%

Variable:
Variable-rate debt	45,366	-	3,127	48,493	698,825	-	26,691	725,516
Weighted average rate	6.31%	-%	4.62%	6.21%	6.33%	-%	3.55%	6.23%

Tax-Exempt	206,560	62,072	-	144,488	695,884	22,275	169,588	843,197
Weighted average rate	3.94%	3.96%	-%	3.94%	2.83%	2.85%	2.85%	2.83%

Total variable-rate debt	251,926	62,072	3,127	192,981	1,394,709	22,275	196,279	1,568,713

Total Nonrecourse Mortgage Debt	$568,733	$67,572	$32,697	$533,858	$4,418,530	$192,672	$1,012,721	$5,238,579
Weighted Average Rate	5.26%	4.14%	6.35%	5.47%	5.42%	5.62%	5.15%	5.36%

	Total
			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$4,153,031	$199,329	$1,017,199	$4,970,901
Weighted average rate	6.05%	6.02%	5.84%	6.01%

Variable:
Variable-rate debt	1,729,635	79,057	290,290	1,940,868
Weighted average rate	5.48%	5.09%	4.62%	5.37%

Tax-Exempt	942,214	84,449	213,638	1,071,403
Weighted average rate	3.15%	3.66%	2.80%	3.04%

Total variable-rate debt	2,671,849	163,506	503,928	3,012,271

Total Nonrecourse Mortgage Debt	$6,824,880	$362,835	$1,521,127	$7,983,172
Weighted Average Rate	5.50%	5.27%	5.18%	5.45%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information — July 31, 2008 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets
Real Estate
Completed rental properties	$7,948,753	$247,649	$1,269,376	$8,970,480
Projects under development	1,775,979	271,915	488,431	1,992,495
Land held for development or sale	163,853	8,461	140,174	295,566

Total Real Estate	9,888,585	528,025	1,897,981	11,258,541
Less accumulated depreciation	(1,337,106)	(46,598)	(315,370)	(1,605,878)

Real Estate, net	8,551,479	481,427	1,582,611	9,652,663

Cash and equivalents	225,349	15,413	15,943	225,879
Restricted cash	387,213	41,783	156,840	502,270
Notes and accounts receivable, net	428,994	13,758	83,328	498,564
Investments in and advances to affiliates	390,778	24,936	(114,984)	250,858
Other assets	895,705	29,833	76,663	942,535

Total Assets	$10,879,518	$607,150	$1,800,401	$12,072,769

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,824,880	$362,835	$1,521,127	$7,983,172
Notes payable	179,904	11,706	87,905	256,103
Bank revolving credit facility	143,500	-	-	143,500
Senior and subordinated debt	886,900	-	-	886,900
Accounts payable and accrued expenses	1,046,720	39,807	192,150	1,199,063
Deferred income taxes	486,024	-	-	486,024

Total Liabilities	9,567,928	414,348	1,801,182	10,954,762

Minority Interest	379,604	192,802	(781)	186,021	(1)

Total Shareholders’ Equity	931,986	-	-	931,986

Total Liabilities and Shareholders’ Equity	$10,879,518	$607,150	$1,800,401	$12,072,769

(1)	The $186,021 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio. The reduction in this amount of $12,624 from January 31, 2008 is due to conversion of certain of the Class A Common Units into shares of the Company’s Class A common stock and cash.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information — January 31, 2008 (unaudited)

			Plus
	Full		Unconsolidated		Pro-Rata
	Consolidation	Less Minority	Investments at	Plus Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Assets
Real Estate
Completed rental properties	$7,561,685	$334,392	$1,208,040	$31,328	$8,466,661
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	155,524	7,658	118,335	-	266,201

Total Real Estate	9,216,704	527,856	1,833,033	31,328	10,553,209
Less accumulated depreciation	(1,244,391)	(73,924)	(301,604)	(1,470)	(1,473,541)

Real Estate, net	7,972,313	453,932	1,531,429	29,858	9,079,668

Cash and equivalents	254,434	12,466	26,217	-	268,185
Restricted cash	248,262	8,970	182,675	-	421,967
Notes and accounts receivable, net	419,090	19,271	46,091	179	446,089
Investments in and advances to affiliates	495,828	14,844	(188,029)	-	292,955
Other assets	829,998	23,826	87,777	1,635	895,584
Operating property assets held for sale	31,672	-	-	(31,672)	-

Total Assets	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,338,610	$345,849	$1,458,579	$27,700	$7,479,040
Notes payable	143,874	1,101	85,582	-	228,355
Bank revolving credit facility	39,000	-	-	-	39,000
Senior and subordinated debt	886,900	-	-	-	886,900
Accounts payable and accrued expenses	1,015,844	35,659	142,171	798	1,123,154
Deferred income taxes	477,238	-	-	-	477,238
Liabilities of operating property held for sale	28,498	-	-	(28,498)	-

Total Liabilities	8,929,964	382,609	1,686,332	-	10,233,687

Minority Interest	349,517	150,700	(172)	-	198,645	(1)

Total Shareholders’ Equity	972,116	-	-	-	972,116

Total Liabilities and Shareholders’ Equity	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

(1)	The $198,645 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended July 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$330,239	$15,053	$108,196	$162	$423,544

Expenses
Operating expenses	186,090	5,324	80,936	76	261,778
Depreciation and amortization	70,228	1,548	11,153	90	79,923
Provision for decline in real estate	365	-	5,661	-	6,026

	256,683	6,872	97,750	166	347,727

Interest expense	(82,350)	(3,402)	(17,767)	(43)	(96,758)
Amortization of mortgage procurement costs	(3,169)	(117)	(456)	-	(3,508)
Loss on early extinguishment of debt	(52)	-	-	-	(52)

Interest and other income	12,887	652	1,482	31	13,748
Gain on disposition of rental properties and other investments	-	-	(208)	8,627	8,419

Earnings (loss) before income taxes	872	5,314	(6,503)	8,611	(2,334)

Income tax expense (benefit)
Current	(10,727)	-	-	(1,055)	(11,782)
Deferred	14,450	-	-	4,382	18,832

	3,723	-	-	3,327	7,050

Minority interest	(5,168)	(5,168)	-	-	-

Equity in earnings (loss) of unconsolidated entities	(5,577)	(146)	6,503	-	1,072

Earnings (loss) from continuing operations	(13,596)	-	-	5,284	(8,312)

Discontinued operations, net of tax:
Operating loss from rental properties	(10)	-	-	10	-
Gain on disposition of rental properties	5,294	-	-	(5,294)	-

	5,284	-	-	(5,284)	-

Net loss	$(8,312)	$-	$-	$-	$(8,312)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Six Months Ended July 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$637,885	$31,566	$199,342	$706	$806,367

Expenses
Operating expenses	393,766	17,043	145,511	287	522,521
Depreciation and amortization	136,847	2,531	30,207	95	164,618
Provision for decline in real estate	365	-	5,661	-	6,026

	530,978	19,574	181,379	382	693,165

Interest expense	(165,721)	(6,742)	(36,180)	(235)	(195,394)
Amortization of mortgage procurement costs	(6,107)	(269)	(1,047)	(11)	(6,896)
Loss on early extinguishment of debt	(5,231)	(119)	(22)	-	(5,134)

Interest and other income	21,288	1,127	3,083	35	23,279
Gain on disposition of rental properties and other investments	150	-	673	8,627	9,450

Earnings (loss) before income taxes	(48,714)	5,989	(15,530)	8,740	(61,493)

Income tax expense (benefit)
Current	(10,172)	-	-	(1,119)	(11,291)
Deferred	(5,684)	-	-	4,496	(1,188)

	(15,856)	-	-	3,377	(12,479)

Minority interest	(5,862)	(5,862)	-	-	-

Equity in earnings (loss) of unconsolidated entities	(15,224)	(127)	15,530	-	433

Earnings (loss) from continuing operations	(53,944)	-	-	5,363	(48,581)

Discontinued operations, net of tax:
Operating earnings from rental properties	69	-	-	(69)	-
Gain on disposition of rental properties	5,294	-	-	(5,294)	-

	5,363	-	-	(5,363)	-

Net loss	$(48,581)	$-	$-	$-	$(48,581)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended July 31, 2007 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$287,586	$15,329	$96,040	$12,397	$380,694

Expenses
Operating expenses	177,186	4,853	62,399	11,883	246,615
Depreciation and amortization	55,741	1,138	9,626	921	65,150

	232,927	5,991	72,025	12,804	311,765

Interest expense	(72,708)	(4,391)	(16,443)	(2,000)	(86,760)
Amortization of mortgage procurement costs	(2,839)	(261)	(936)	(34)	(3,548)
Loss on early extinguishment of debt	(1,640)	-	(39)	(363)	(2,042)

Interest and other income	23,423	601	6,228	112	29,162
Gain on disposition of rental properties and other investments	431	-	(5,034)	106,318	101,715

Earnings before income taxes	1,326	5,287	7,791	103,626	107,456

Income tax expense (benefit)
Current	1,771	-	-	5,682	7,453
Deferred	(2,380)	-	-	34,358	31,978

	(609)	-	-	40,040	39,431

Minority interest	(5,519)	(5,519)	-	-	-

Equity in earnings (loss) of unconsolidated entities	7,773	232	(7,791)	-	(250)

Earnings from continuing operations	4,189	-	-	63,586	67,775

Discontinued operations, net of tax:
Operating loss from rental properties	(1,651)	-	-	1,651	-
Gain on disposition of rental properties	65,237	-	-	(65,237)	-

	63,586	-	-	(63,586)	-

Net earnings	$67,775	$-	$-	$-	$67,775

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Six Months Ended July 31, 2007 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$555,951	$30,645	$173,222	$24,599	$723,127

Expenses
Operating expenses	345,778	10,648	112,953	20,730	468,813
Depreciation and amortization	115,528	3,825	19,898	1,934	133,535

	461,306	14,473	132,851	22,664	602,348

Interest expense	(149,507)	(8,871)	(33,297)	(3,608)	(177,541)
Amortization of mortgage procurement costs	(5,403)	(421)	(1,439)	(69)	(6,490)
Loss on early extinguishment of debt	(4,184)	(821)	(459)	(363)	(4,185)

Interest and other income	34,822	1,424	6,851	209	40,458
Gain on disposition of rental properties and other investments	431	-	(2,928)	106,318	103,821

Earnings (loss) before income taxes	(29,196)	7,483	9,099	104,422	76,842

Income tax expense (benefit)
Current	79	-	-	5,740	5,819
Deferred	(14,728)	-	-	34,608	19,880

	(14,649)	-	-	40,348	25,699

Minority interest	(8,067)	(8,067)	-	-	-

Equity in earnings (loss) of unconsolidated entities	9,134	584	(9,099)	-	(549)

Earnings (loss) from continuing operations	(13,480)	-	-	64,074	50,594

Discontinued operations, net of tax:
Operating loss from rental properties	(1,163)	-	-	1,163	-
Gain on disposition of rental properties	65,237	-	-	(65,237)	-

	64,074	-	-	(64,074)	-

Net earnings	$50,594	$-	$-	$-	$50,594

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	July 31,	January 31,
	2008	2008
	(in thousands)

Members’ and partners’ equity as below	$614,808	$741,871
Equity of other members and partners	499,824	553,842

Company’s investment in partnerships	114,984	188,029
Advances to and on behalf of other affiliates	250,858	292,955
Minority interest in advances to and on behalf of affiliates (1)	24,936	14,844

Total investments in and advances to affiliates	$390,778	$495,828

(1)	Primarily represents the minority interest portion of advances to other affiliates included in the fully consolidated presentation.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	July 31, 2008	January 31, 2008	July 31, 2008	January 31, 2008
	(in thousands)

Balance Sheet:
Completed rental properties	$3,329,643	$2,989,525	$1,269,376	$1,208,040
Projects under development	1,285,640	1,271,998	488,431	506,658
Land held for development or sale	310,575	265,943	140,174	118,335
Accumulated depreciation	(628,827)	(606,961)	(315,370)	(301,604)
Restricted cash – Military housing bond funds	984,253	1,029,503	60,539	67,235
Other restricted cash	333,147	574,638	96,301	115,440
Other assets	416,076	409,973	175,934	160,085

Total Assets	$6,030,507	$5,934,619	$1,915,385	$1,874,189

Mortgage debt, nonrecourse	$4,612,411	$4,486,786	$1,521,127	$1,458,579
Other liabilities	803,288	705,962	280,055	227,753
Minority interest	-	-	(781)	(172)
Members’ and partners’ equity	614,808	741,871	114,984	188,029

Total Liabilities and Members’/Partners’ Equity	$6,030,507	$5,934,619	$1,915,385	$1,874,189

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended July 31,	2008	2007	2008	2007
	(in thousands)

Operations:
Revenues	$253,310	$234,188	$108,196	$95,782
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	1,072	(250)
Operating expenses	(200,470)	(156,434)	(80,895)	(62,290)
Interest expense including early extinguishment of debt	(55,629)	(48,420)	(17,767)	(16,423)
Provision for decline in real estate (1)	(45,348)	-	(5,661)	-
Depreciation and amortization	(30,125)	(37,322)	(11,609)	(10,527)
Interest income	14,446	9,354	1,274	1,189
Minority interest	-	-	(146)	232

Earnings (loss) from continuing operations	(63,816)	1,366	(5,536)	7,713

Discontinued operations:
Income (loss) from discontinued operations	(81)	121	(41)	60

Net earnings (loss) (pre-tax)	$(63,897)	$1,487	$(5,577)	$7,773

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Six Months Ended July 31,	2008	2007	2008	2007
	(in thousands)

Operations:
Revenues	$494,148	$451,137	$199,127	$172,453
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	433	(549)
Operating expenses	(369,356)	(311,002)	(145,375)	(112,686)
Interest expense including early extinguishment of debt	(115,162)	(102,345)	(36,095)	(33,598)
Provision for decline in real estate (1)	(45,348)	-	(5,661)	-
Depreciation and amortization	(78,360)	(74,999)	(31,232)	(21,398)
Interest income	31,810	28,541	2,875	1,812
Minority interest	-	-	(127)	584

Earnings (loss) from continuing operations	(82,268)	(8,668)	(16,055)	6,618

Discontinued operations:
Gain on disposition of rental properties (2)	3,070	4,212	881	2,106
Income (loss) from discontinued operations	(99)	820	(50)	410

Discontinued operations subtotal	2,971	5,032	831	2,516

Net earnings (loss) (pre-tax)	$(79,297)	$(3,636)	$(15,224)	$9,134

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(1)	The following table shows the detail of the provision for decline in real estate for equity method investments:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	Three and Six Months Ended July 31,
	2008	2007	2008	2007
	(in thousands)		(in thousands)

Navy Midwest (Military Housing Project) (Chicago, Illinois)	$30,000	$-	$300	$-
Mercury (Condominium) (Los Angeles, California)	12,006	-	4,098	-
El Centro Mall (Specialty Retail Center) (El Centro, California)	3,342	-	1,263	-

Total provision for decline in real estate for equity method rental properties	$45,348	$-	$5,661	$-

(2)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	Six Months Ended July 31,
	2008	2007	2008	2007
	(in thousands)		(in thousands)

One International Place (Office Building) (Cleveland, Ohio)	$3,070	$-	$881	$-
White Acres (Apartments) (Richmond Heights, Ohio)	-	4,212	-	2,106

Total gain on disposition of equity method rental properties	$3,070	$4,212	$881	$2,106

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt

	July 31, 2008
		Nonrecourse
		Mortgage
	Total Cost	Debt

	(in thousands)
Full Consolidation
Completed rental properties
Residential	$1,689,529	$1,085,285
Commercial
Retail centers	3,054,859	2,418,354
Office and other buildings	3,193,961	2,484,430
Corporate and other equipment	10,404	-

	7,948,753	5,988,069

Projects under development
Residential
Under construction	390,885	310,457
In development	583,841	156,549
Commercial
Retail centers
Under construction	555,335	266,176
In development	50,610	-
Office and other buildings
Under construction	71,519	-
In development	123,789	6,624

	1,775,979	739,806

Land held for development or sale	163,853	97,005

Total - Full Consolidation	$9,888,585	$6,824,880

Less Minority Interest
Completed rental properties
Residential	$35,110	$27,308
Commercial
Retail centers	97,643	99,960
Office and other buildings	114,896	100,383
Corporate and other equipment	-	-

	247,649	227,651

Projects under development
Residential
Under construction	80,452	61,986
In development	174,102	65,375
Commercial
Retail centers
Under construction	1,328	-
In development	94	-
Office and other buildings
Under construction	12,052	-
In development	3,887	-

	271,915	127,361

Land held for development or sale	8,461	7,823

Total - Minority Interest	$528,025	$362,835

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt (continued)

	July 31, 2008
		Nonrecourse
		Mortgage
	Total Cost	Debt

	(in thousands)
Plus Unconsolidated Investments at Pro-Rata
Completed rental properties
Residential	$678,622	$606,971
Commercial
Retail centers	421,795	430,408
Office and other buildings	168,958	117,800
Corporate and other equipment	1	-

	1,269,376	1,155,179

Projects under development
Residential
Under construction	111,728	103,346
In development	9,336	3,855
Commercial
Retail centers
Under construction	197,827	101,246
In development	37,069	17,108
Office and other buildings
Under construction	399	5,214
In development	132,072	68,189

	488,431	298,958

Land held for development or sale	140,174	66,990

Total - Unconsolidated Investments at Pro-Rata	$1,897,981	$1,521,127

Pro-Rata Consolidation
Completed rental properties
Residential	$2,333,041	$1,664,948
Commercial
Retail centers	3,379,011	2,748,802
Office and other buildings	3,248,023	2,501,847
Corporate and other equipment	10,405	-

	8,970,480	6,915,597

Projects under development
Residential
Under construction	422,161	351,817
In development	419,075	95,029
Commercial
Retail centers
Under construction	751,834	367,422
In development	87,585	17,108
Office and other buildings
Under construction	59,866	5,214
In development	251,974	74,813

	1,992,495	911,403

Land held for development or sale	295,566	156,172

Total - Pro-Rata Consolidation	$11,258,541	$7,983,172

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of Forest City Rental Properties Corporation as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.

	Pro-Rata Consolidation (Non-GAAP)
	Six Months Ended
	July 31,		For the Years Ended January 31,
	2008		2008		2007		2006		2005
	(in thousands)

Forest City Rental Properties Corporation - Real Estate Activity (1)
Real estate
Completed rental properties	$8,960,075		$8,455,566		$7,510,737		$6,319,189		$5,776,806
Projects under development	1,992,495		1,820,347		1,568,088		1,196,663		869,265
Land held for development or sale	116,098		90,151		79,909		50,275		53,007

Total real estate - Forest City Rental Properties	11,068,668		10,366,064		9,158,734		7,566,127		6,699,078
Less accumulated depreciation	(1,600,613)		(1,468,273)		(1,295,623)		(1,104,286)		(975,063)

Real estate, net - Forest City Rental Properties	$9,468,055		$8,897,791		$7,863,111		$6,461,841		$5,724,015

Plus real estate, net - Land Group and Corporate	184,608

Real estate, net - Forest City Enterprises	$9,652,663

Real estate activity during the year
Completed rental properties
Capital expenditures	$38,129		$108,166		$87,237		$66,239		$127,486
Transferred from projects under development	309,942		705,803		547,667		534,820		612,111
Acquisitions	7,790		335,750		314,779		58,667		115,185
Exchange of cash and Class A Common Units for partner’s interest	-		-		228,958		-		-
Acquisitions of partners’ interest and other	186,102		8,502		310,275		81,396		337,293

Total additions	541,963		1,158,221		1,488,916		741,122		1,192,075
Dispositions	(37,454	) (2)	(213,392	) (3)	(297,368	) (4)	(198,739	) (5)	(201,304	) (6)

Completed rental properties, net additions	504,509		944,829		1,191,548		542,383		990,771

Projects under development
New development	501,092		1,119,554		957,227		926,217		885,320
Transferred to completed rental properties	(309,942)		(705,803)		(547,667)		(534,820)		(612,111)
Cost of land sales	(19,002)		(161,492)		(38,135)		(63,999)		-
Other	-		-		-		-		54,580

Projects under development, net additions	172,148		252,259		371,425		327,398		327,789

Land held for development or sale, net change	25,947		10,242		29,634		(2,732)		(82)

Increase in real estate, at cost	$702,604		$1,207,330		$1,592,607		$867,049		$1,318,478

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Six Months Ended July 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2008
Real estate
Completed rental properties	$7,938,349	$247,649	$1,269,375	$-	$8,960,075
Projects under development	1,775,979	271,915	488,431	-	1,992,495
Land held for development or sale	58,404	5,497	63,191	-	116,098

Total real estate - Forest City Rental Properties	9,772,732	525,061	1,820,997	-	11,068,668
Less accumulated depreciation	(1,331,843)	(46,598)	(315,368)	-	(1,600,613)

Real estate, net - Forest City Rental Properties	$8,440,889	$478,463	$1,505,629	$-	$9,468,055

Plus real estate, net - Land Group and Corporate	110,590	2,964	76,982	-	184,608

Real estate, net - Forest City Enterprises	$8,551,479	$481,427	$1,582,611	$-	$9,652,663

Real estate activity during the year
Completed rental properties
Capital expenditures	$33,978	$1,080	$5,231	$-	$38,129
Transferred from projects under development	259,101	7,261	58,102	-	309,942
Acquisitions	-	-	7,790	-	7,790
Acquisitions of partners’ interest and other	95,539	(95,049)	(4,486)	-	186,102

Total additions	388,618	(86,708)	66,637	-	541,963
Dispositions	(859)	(35)	(5,302)	(31,328)	(37,454) (2)

Completed rental properties, net additions	387,759	(86,743)	61,335	(31,328)	504,509

Projects under development
New development	540,048	93,370	54,414	-	501,092
Transferred to completed rental properties	(259,101)	(7,261)	(58,102)	-	(309,942)
Cost of land sales	(4,463)	-	(14,539)	-	(19,002)

Projects under development, net additions	276,484	86,109	(18,227)	-	172,148

Land held for development or sale, net additions	5,790	576	20,733	-	25,947

Increase (decrease) in real estate, at cost	$670,033	$(58)	$63,841	$(31,328)	$702,604

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
2008	(in thousands)
Real estate - end of year
Completed rental properties	$7,550,590	$334,392	$1,208,040	$31,328	$8,455,566
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	52,614	4,921	42,458	-	90,151

Total real estate	9,102,699	525,119	1,757,156	31,328	10,366,064
Less accumulated depreciation	(1,239,123)	(73,924)	(301,604)	(1,470)	(1,468,273)

Real estate, net	$7,863,576	$451,195	$1,455,552	$29,858	$8,897,791

Real estate activity during the year
Completed rental properties
Capital expenditures	$91,677	$3,588	$20,077	$-	$108,166
Transferred from projects under development	678,997	11,656	38,462	-	705,803
Acquisitions	334,655	-	1,095	-	335,750
Acquisitions of partners’ interest and other	17,652	(27,175)	(36,325)	-	8,502

Total additions	1,122,981	(11,931)	23,309	-	1,158,221
Operating property held for sale	(31,328)	-	-	31,328	-
Dispositions	(190,534)	-	(22,858)	-	(213,392	) (3)

Completed rental properties, net additions	901,119	(11,931)	451	31,328	944,829

Projects under development
New development	908,349	71,499	282,704	-	1,119,554
Transferred to completed rental properties	(678,997)	(11,656)	(38,462)	-	(705,803)
Cost of land sales	(125,940)	(697)	(36,249)	-	(161,492)

Projects under development, net additions	103,412	59,146	207,993	-	252,259

Land held for development or sale, net additions	(5,794)	(596)	15,440	-	10,242

Increase (decrease) in real estate, at cost	$998,737	$46,619	$223,884	$31,328	$1,207,330

2007
Real estate - end of year
Completed rental properties	$6,649,471	$346,323	$1,207,589	$-	$7,510,737
Projects under development	1,396,083	126,660	298,665	-	1,568,088
Land held for development or sale	58,408	5,517	27,018	-	79,909

Total real estate	8,103,962	478,500	1,533,272	-	9,158,734
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	-	(1,295,623)

Real estate, net	$7,023,530	$407,637	$1,247,218	$-	$7,863,111

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,663	$17,488	$26,062	$-	$87,237
Transferred from projects under development	359,649	6,835	194,853	-	547,667
Acquisitions	218,763	17,785	113,801	-	314,779
Exchange of cash and Class A Common Units for partner’s interest	228,958	-	-	-	228,958
Acquisitions of partners’ interest and other	32,884	(330,388)	(52,997)	-	310,275

Total additions	918,917	(288,280)	281,719	-	1,488,916
Dispositions	(423,281)	(131,224)	(5,311)	-	(297,368	) (4)

Completed rental properties, net additions	495,636	(419,504)	276,408	-	1,191,548

Projects under development
New development	898,561	49,927	108,593	-	957,227
Transferred to completed rental properties	(359,649)	(6,835)	(194,853)	-	(547,667)
Cost of land sales	(29,085)	(673)	(9,723)	-	(38,135)

Projects under development, net additions	509,827	42,419	(95,983)	-	371,425

Land held for development or sale, net additions	20,317	2,097	11,414	-	29,634

Increase (decrease) in real estate, at cost	$1,025,780	$(374,988)	$191,839	$-	$1,592,607

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2006
Real estate - end of year
Completed rental properties	$6,153,835	$765,827	$931,181	$-	$6,319,189
Projects under development	886,256	84,241	394,648	-	1,196,663
Land held for development or sale	38,091	3,420	15,604	-	50,275

Total real estate	7,078,182	853,488	1,341,433	-	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	-	(1,104,286)

Real estate, net	$6,095,933	$706,113	$1,072,021	$-	$6,461,841

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,132	$1,855	$(10,038)	$-	$66,239
Transferred from projects under development	490,278	11,968	56,510	-	534,820
Acquisitions	58,667	-	-	-	58,667
Acquisitions of partners’ interest and other	-	(86,432)	(5,036)	-	81,396

Total additions	627,077	(72,609)	41,436	-	741,122
Dispositions	(164,403)	(5,195)	(39,531)	-	(198,739	) (5)

Completed rental properties, net additions	462,674	(77,804)	1,905	-	542,383

Projects under development
New development	807,768	78,696	197,145	-	926,217
Transferred to completed rental properties	(490,278)	(11,968)	(56,510)	-	(534,820)
Cost of land sales	(65,675)	(2,787)	(1,111)	-	(63,999)

Projects under development, net additions	251,815	63,941	139,524	-	327,398

Land held for development or sale, net additions	(2,455)	(157)	(434)	-	(2,732)

Increase (decrease) in real estate, at cost	$712,034	$(14,020)	$140,995	$-	$867,049

2005
Real estate - end of year
Completed rental properties	$5,691,161	$843,631	$929,276	$-	$5,776,806
Projects under development	634,441	20,300	255,124	-	869,265
Land held for development or sale	40,546	3,577	16,038	-	53,007

Total real estate	6,366,148	867,508	1,200,438	-	6,699,078
Less accumulated depreciation	(861,516)	(141,674)	(255,221)	-	(975,063)

Real estate, net	$5,504,632	$725,834	$945,217	$-	$5,724,015

Real estate activity during the year
Completed rental properties
Capital expenditures	$93,664	$11,524	$45,346	$-	$127,486
Transferred from projects under development	643,324	39,168	7,955	-	612,111
Acquisitions	108,076	(6,201)	908	-	115,185
Acquisitions of partners’ interest and other	538,173	111,815	(89,065)	-	337,293

Total additions	1,383,237	156,306	(34,856)	-	1,192,075
Dispositions	(187,651)	(18,721)	(32,374)	-	(201,304	) (6)

Completed rental properties, net additions	1,195,586	137,585	(67,230)	-	990,771

Projects under development
New development	771,183	44,142	158,279	-	885,320
Transferred to completed rental properties	(643,324)	(39,168)	(7,955)	-	(612,111)
Cost of land sales	-	(54,580)	-	-	54,580

Projects under development, net additions	127,859	(49,606)	150,324	-	327,789

Land held for development or sale, net additions	3,142	484	(2,740)	-	(82)

Increase (decrease) in real estate, at cost	$1,326,587	$88,463	$80,354	$-	$1,318,478

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(1)	The table includes only the real estate activity for Forest City Rental Properties Corporation, a wholly-owned subsidiary of the Company engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

(2)	Primarily reflects the dispositions of Sterling Glen of Lynbrook and One International Place. Sterling Glen of Lynbrook is a 130-unit supported-living apartment community in Lynbrook, New York. One International Place has 88,000 square feet in Cleveland, Ohio.

(3)	Primarily reflects the dispositions of Landings of Brentwood, Sterling Glen of Bayshore, Sterling Glen of Center City, Sterling Glen of Darien, Sterling Glen of Forest Hills, Sterling Glen of Plainview, Sterling Glen of Stamford, and University Park at MIT Hotel. Landings of Brentwood is a 724-unit apartment community in Nashville, Tennessee. Sterling Glen of Bayshore is an 85-unit supported-living apartment community in Bayshore, New York. Sterling Glen of Center City is a 135-unit supported-living apartment community in Philadelphia, Pennsylvania. Sterling Glen of Darien is an 80-unit supported-living apartment community in Darien, Connecticut. Sterling Glen of Forest Hills is an 83-unit supported-living apartment community in Forest Hills, New York. Sterling Glen of Plainview is a 79-unit supported-living apartment community in Plainview, New York. Sterling Glen of Stamford is a 166-unit supported-living apartment community in Stamford, Connecticut. University Park at MIT Hotel has 210 rooms in Cambridge, Massachusetts.

(4)	Primarily reflects the dispositions of Providence at Palm Harbor, Mount Vernon Square, Midtown Plaza, G Street, Battery Park City, Embassy Suites Hotel, and Hilton Times Square. Providence at Palm Harbor is a 236-units apartment community in Tampa, Florida, Mount Vernon Square is a 1,387-units apartment community in Alexandria, Virginia. Midtown Plaza has 240,000 square feet in Parma, Ohio. G Street has 13,000 square feet in Philadelphia, Pennsylvania. Battery Park City has 166,000 square feet in Manhattan, New York. Embassy Suites Hotel and Hilton Times Square have 463 and 444 rooms respectively in Manhattan, New York.

(5)	Primarily reflects the dispositions of Cherrywood Village, Ranchstone, Colony Place, Enclave, Flower Park, and Showcase. Cherrywood Village and Ranchstone are apartment communities in Denver, Colorado with 360 and 368 units, respectively. Colony Place is a 300-unit apartment community in Fort Myers, Florida. Enclave is a 637-unit apartment community in San Jose, California. Flower Park is a 199-unit apartment community in Santa Ana, California. Showcase has 186,000 square feet in Las Vegas, Nevada.

(6)	Primarily reflects the dispositions of Woodlake, Regency Towers, Bridgewater, Arboretum Place, Trellis at Lee’s Mill, Silver Hill, Colony Woods, Manhattan Town Center, Chapel Hill Mall, Chapel Hill Suburban, Pavilion, Flatbush Avenue, and Hunting Park. Woodlake is a 534-unit apartment community in Silver Spring, Maryland. Regency Towers is a 372-unit apartment community in Jackson, New Jersey. Arboretum Place, Silver Hill, and Trellis at Lee’s Mill are apartment communities in Newport News, Virginia with 184, 153 and 176 units, respectively. Bridgewater is a 216-unit apartment community in Hampton, Virginia. Colony Woods is a 396-unit apartment community in Bellevue, Washington. Chapel Hill Mall and Chapel Hill Suburban have 860,000 and 117,000 square feet, respectively, in Akron, Ohio. Pavilion has 250,000 square feet in San Jose, California. Flatbush Avenue has 142,000 square feet in Brooklyn, New York. Hunting Park has 125,000 square feet in Philadelphia, Pennsylvania. Manhattan Town Center has 392,000 square feet in Manhattan, Kansas.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings (Loss) — Net loss for the three months ended July 31, 2008 was ($8,312,000) versus net earnings of $67,775,000 for the three months ended July 31, 2007. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•	$65,237,000 ($106,318,000, pre-tax) related to the 2007 gains on disposition of Landings of Brentwood, a consolidated apartment community in Nashville, Tennessee and the following six consolidated supported-living apartment communities: Sterling Glen of Bayshore in Bayshore, New York, Sterling Glen of Center City in Philadelphia, Pennsylvania, Sterling Glen of Darien in Darien, Connecticut, Sterling Glen of Forest Hills in Forest Hills, New York, Sterling Glen of Plainview in Plainview, New York and Sterling Glen of Stamford in Stamford, Connecticut;

•	$6,191,000 ($10,090,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn, a consolidated supported-living apartment community under construction in Roslyn, New York;

•	$4,053,000 ($6,322,000, pre-tax) related to the increased share of losses from our equity investment in the New Jersey Nets basketball team; and

•	$2,515,000 ($4,098,000, pre-tax) related to an impairment charge recorded in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). Due to the continued deterioration of the condominium market in Los Angeles, California, Mercury, an unconsolidated condominium project, lowered certain estimates of future undiscounted cash flows from unit sales.
These decreases were partially offset by the following increases, net of tax and minority interest:
•	$6,948,000 ($11,385,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado;

•	$5,294,000 ($8,627,000, pre-tax) related to the 2008 gain on disposition of Sterling Glen of Lynbrook, a supported-living apartment community in Lynbrook, New York;

•	$2,056,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company; and

•	$1,943,000 ($3,166,000, pre-tax) related to increases in Commercial Group outlot land sales in 2008 primarily at Short Pump Town Center, a regional mall and at White Oak Village, a retail center, both located in Richmond, Virginia.
Net loss for the six months ended July 31, 2008 was ($48,581,000) versus net earnings of $50,594,000 for the six months ended July 31, 2007. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•	$65,237,000 ($106,318,000, pre-tax) related to the 2007 gains on disposition of Landings of Brentwood, Sterling Glen of Bayshore, Sterling Glen of Center City, Sterling Glen of Darien, Sterling Glen of Forest Hills, Sterling Glen of Plainview and Sterling Glen of Stamford;

•	$12,918,000 ($21,052,000, pre-tax) related to increased write-offs of abandoned development projects in 2008 compared to 2007. The increase primarily relates to the write-off at Summit at Lehigh Valley, a Commercial development project with a housing component located in Allentown, Pennsylvania, of $13,200,000 ($21,513,000 pre-tax) in 2008. Due to delays in the public entitlement process to fund infrastructure and overall slowdown in retail and housing markets, we did not acquire the underlying land, which the land owner decided to sell to a third party for an alternative use. As a result, in April 2008, we determined it was no longer probable that the project would be completed resulting in the charge during the six months ended July 31, 2008;

•	$10,963,000 ($16,544,000, pre-tax) related to the increased share of losses from our equity investment in the New Jersey Nets basketball team;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•	$6,191,000 ($10,090,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn;

•	$2,515,000 ($4,098,000, pre-tax) related to an impairment charge recorded in accordance with SFAS No. 144 at Mercury;

•	$1,860,000 ($3,031,000, pre-tax) related to participation payments in 2008 on the refinancing of 350 Massachusetts Avenue, an unconsolidated office building and Jackson Building, a consolidated office building, both located in Cambridge, Massachusetts; and

•	$752,000 ($1,225,000, pre-tax) related to the difference in gains on disposition of equity method properties between years. The 2007 gain on the disposition of our partnership interest in White Acres, an apartment community located in Richmond Heights, Ohio was higher than the 2008 gain on the sale of our partnership interest in One International Place, an office building located in Cleveland, Ohio.
These decreases were partially offset by the following increases, net of tax and minority interest:
•	$10,459,000 ($17,418,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado;

•	$5,294,000 ($8,627,000, pre-tax) related to the 2008 gain on disposition of Sterling Glen of Lynbrook, a supported-living apartment community in Lynbrook, New York;

•	$4,809,000 ($7,837,000, pre-tax) of expense in 2007 that did not recur in 2008 related to management’s approved plan to demolish two buildings owned by us adjacent to Ten MetroTech Center, an office building located in Brooklyn, New York, to clear the land for a residential project named 80 DeKalb Avenue. Due to this new development plan, the estimated useful lives of the two adjacent buildings were adjusted to expire at the scheduled demolition date in April 2007 resulting in accelerated depreciation expense;

•	$2,056,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company; and

•	$1,231,000 ($2,007,000, pre-tax) related to increases in Commercial Group outlot land sales in 2008 primarily at Short Pump Town Center and White Oak Village, which was partially offset by a decrease in land sales at Victoria Gardens, a regional mall located in Rancho Cucamonga, California.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including non-real estate depreciation and amortization) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended July 31, 2008 was $179,620,000 compared to $151,822,000 for the three months ended July 31, 2007, an 18.3% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. NOI for the six months ended July 31, 2008 was $308,266,000 compared to $279,728,000 for the six months ended July 31, 2007, a 10.2% increase. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 41-52.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the Rental Properties for the three months ended July 31, 2008 was $186,040,000 compared to $162,446,000 for the three months ended July 31, 2007, a 14.5% increase. NOI for the six months ended July 31, 2008 was $326,445,000 compared to $300,364,000 for the six months ended July 31, 2007, an 8.7% increase. Comparable NOI increased 1.3% for the three months ended July 31, 2008 compared to the prior year. Retail comparable NOI increased 4.5% and office decreased 1.5% from the prior year. Hotels decreased 4.9% and our residential portfolio has generated an increase of 0.6%. Comparable NOI increased 1.9% for the six months ended July 31, 2008 compared to the prior year. Retail and office comparable NOI increased 3.2% and 1.3%, respectively, from the prior year. Hotels decreased 12.5% and our residential portfolio has generated an increase of 2.2%.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on our Consolidated Statement of Earnings; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, on page 39. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended July 31, 2008 increased by 24.1% to $88,343,000 from $71,206,000 for the three months ended July 31, 2007. Our portfolio of rental properties provided an EBDT increase, as both our mature and new properties experienced EBDT growth. Our operating performance in the Company’s commercial and residential segments improved pre-tax EBDT by $15,286,000 for the three months ended July 31, 2008 compared to the prior year, including $12,663,000 from Military Housing. These increases in EBDT were negatively impacted by reporting a larger share of losses for the NBA Nets basketball team compared with the prior year, decreasing EBDT by $4,053,000 ($6,322,000 pre-tax) for the three months ended July 31, 2008 compared to the prior year.
Our EBDT for the six months ended July 31, 2008 decreased by 1.4% to $104,297,000 from $105,735,000 for the six months ended July 31, 2007. Our portfolio of rental properties provided and EBDT increase, as both our mature and new properties experienced EBDT growth. Our operating performance in the Company’s commercial and residential segments, improved pre-tax EBDT by $27,742,000 for the six months ended July 31, 2008 compared to the prior year, including $16,354,000from Military Housing. These increases in EBDT were negatively impacted by reporting a larger share of losses $10,963,000 ($16,544,000 pre-tax) for the NBA Nets basketball team compared with the prior year and increased project write-offs of $12,918,000 ($21,052,000 pre-tax) primarily due to the first quarter write-off of Summit at Lehigh Valley, a Commercial development project with a housing component located in Allentown, Pennsylvania.
Summary of EBDT — The information in the tables on pages 39-52 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (1)

	Three Months Ended July 31,		Six Months Ended July 31,
	2008	2007	2008	2007

	(in thousands)		(in thousands)

Net Earnings (loss)	$(8,312)	$67,775	$(48,581)	$50,594
Depreciation and amortization - Real Estate Groups (5)	73,593	62,490	144,358	126,999
Amortization of mortgage procurement costs - Real Estate Groups (5)	3,448	3,538	6,791	6,457
Deferred income tax expense - Real Estate Groups (6)	16,121	33,397	788	23,037
Deferred income tax expense (benefit) - Non-Real Estate Groups: (6)
Gain on disposition of other investments	-	(57)	58	(57)

Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	-	224	-	224
Gain on disposition included in discontinued operations	-	8,088	-	8,088
Gain on disposition of equity method rental properties	707	-	1,339	-

Straight-line rent adjustment (3)	4,248	(3,470)	1,101	(7,620)
Preference payment (4)	931	936	1,867	1,834
Preferred return on disposition	208	5,034	208	5,034
Provision for decline in real estate	365	-	365	-
Provision for decline in real estate of equity method rental properties	5,661	-	5,661	-
Gain on disposition of equity method rental properties	-	-	(881)	(2,106)
Gain on disposition of other investments	-	(431)	(150)	(431)
Discontinued operations: (1)
Gain on disposition of rental properties	(8,627)	(106,318)	(8,627)	(106,318)

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$88,343	$71,206	$104,297	$105,735

(1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties which have been sold or are held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on the Company’s Consolidated Statement of Earnings; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax).

(3)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)	The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio.

(5)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	July 31,		July 31,		July 31,		July 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Full Consolidation	$70,228	$55,741	$136,847	$115,528	$3,169	$2,839	$6,107	$5,403
Non-Real Estate	(3,502)	(2,022)	(6,821)	(4,019)	-	-	-	-

Real Estate Groups Full Consolidation	66,726	53,719	130,026	111,509	3,169	2,839	6,107	5,403
Real Estate Groups related to minority interest	(1,548)	(1,138)	(2,531)	(3,825)	(117)	(261)	(269)	(421)
Real Estate Groups Equity Method	8,325	8,988	16,768	17,381	396	926	942	1,406
Real Estate Groups Discontinued Operations	90	921	95	1,934	-	34	11	69

Real Estate Groups Pro-Rata Consolidation	$73,593	$62,490	$144,358	$126,999	$3,448	$3,538	$6,791	$6,457

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(6) The following table provides detail of Income Tax Expense (Benefit):

	Three Months Ended July 31,		Six Months Ended July 31,
	2008	2007	2008	2007
	(in thousands)		(in thousands)

(A) Operating earnings
Current	$(11,434)	$1,547	$(11,511)	$(145)
Deferred	17,565	(378)	(2,335)	(13,540)

	6,131	1,169	(13,846)	(13,685)

(B) Provision for decline in real estate
Deferred	(141)	-	(141)	-
Deferred - Equity method investment	(2,187)	-	(2,187)	-

Subtotal	(2,328)	-	(2,328)	-

(C) Gain on disposition of other investments
Current - Non-Real Estate Groups	-	224	-	224
Deferred - Non-Real Estate Groups	-	(57)	58	(57)

	-	167	58	167

(D) Gain on disposition of equity method rental properties
Current	707	-	1,339	-
Deferred	(787)	(1,945)	(1,079)	(1,131)

	(80)	(1,945)	260	(1,131)

Subtotal (A) (B) (C) (D)
Current	(10,727)	1,771	(10,172)	79
Deferred	14,450	(2,380)	(5,684)	(14,728)

Income tax expense	3,723	(609)	(15,856)	(14,649)

(E) Discontinued operations
Operating earnings
Current	(1,055)	(2,406)	(1,119)	(2,348)
Deferred	1,049	1,365	1,163	1,615

	(6)	(1,041)	44	(733)

Gain on disposition of rental properties
Current	-	8,088	-	8,088
Deferred	3,333	32,993	3,333	32,993

	3,333	41,081	3,333	41,081

	3,327	40,040	3,377	40,348

Grand Total (A) (B) (C) (D) (E)
Current	(11,782)	7,453	(11,291)	5,819
Deferred	18,832	31,978	(1,188)	19,880

	$7,050	$39,431	$(12,479)	$25,699

Recap of Grand Total:
Real Estate Groups
Current	$7,671	$10,728	$10,072	$12,974
Deferred	16,121	33,397	788	23,037

	23,792	44,125	10,860	36,011

Non-Real Estate Groups
Current	(19,453)	(3,275)	(21,363)	(7,155)
Deferred	2,711	(1,419)	(1,976)	(3,157)

	(16,742)	(4,694)	(23,339)	(10,312)

Grand Total	$7,050	$39,431	$(12,479)	$25,699

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2008 (in thousands)

	Commercial Group 2008					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$248,040	$9,994	$27,372	$-	$265,418	$75,040	$4,580	$66,847	$162	$137,469
Exclude straight-line rent adjustment	2,653	-	-	-	2,653	(15)	-	-	-	(15)

Adjusted revenues	250,693	9,994	27,372	-	268,071	75,025	4,580	66,847	162	137,454

Operating expenses	122,504	1,384	14,752	-	135,872	43,546	3,345	51,734	76	92,011
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,554	-	-	-	1,554	1,026	-	-	-	1,026
Exclude straight-line rent adjustment	(1,610)	-	-	-	(1,610)	-	-	-	-	-
Exclude preference payment	(931)	-	-	-	(931)	-	-	-	-	-

Adjusted operating expenses	121,517	1,384	14,752	-	134,885	44,572	3,345	51,734	76	93,037

Add interest and other income	4,566	75	410	-	4,901	2,587	60	1,051	31	3,609

Add equity in earnings of unconsolidated entities	543	(8)	(553)	-	(2)	(2,019)	(138)	1,810	-	(71)

Add back provision for decline in real estate of equity method rental properties	1,263	-	(1,263)	-	-	4,398	-	(4,398)	-	-

Add back equity method depreciation and amortization expense	3,803	-	(3,803)	-	-	4,850	-	(4,850)	-	-

Net operating income	139,351	8,677	7,411	-	138,085	40,269	1,157	8,726	117	47,955

Interest expense	57,697	3,067	7,411	-	62,041	9,171	306	8,518	43	17,426

Loss on early extinguishment of debt	52	-	-	-	52	-	-	-	-	-

Income tax expense (benefit)	1,897	-	-	-	1,897	1,240	-	-	(1,055)	185

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Minority interest in earnings before depreciation and amortization	5,610	5,610	-	-	-	851	851	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	1,129	-	-	(1,129)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$74,095	$-	$-	$-	$74,095	$30,344	$-	$-	$-	$30,344

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$74,095	$-	$-	$-	$74,095	$30,344	$-	$-	$-	$30,344

Depreciation and amortization - Real Estate Groups	(53,927)	-	-	-	(53,927)	(19,502)	-	-	(90)	(19,592)

Amortization of mortgage procurement costs - Real Estate Groups	(2,564)	-	-	-	(2,564)	(753)	-	-		(753)

Deferred taxes - Real Estate Groups	(3,545)	-	-	-	(3,545)	(3,301)	-	-	(1,049)	(4,350)

Straight-line rent adjustment	(4,263)	-	-	-	(4,263)	15	-	-	-	15

Preference payment	(931)	-	-	-	(931)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	5,294	5,294

Provision for decline in real estate, net of tax	-	-	(775)	-	(775)	-	-	(2,699)	-	(2,699)

Provision for decline in real estate of equity method rental properties, net of tax	(775)	-	775	-	-	(2,699)	-	2,699	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(90)	-	-	90	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,049)	-	-	1,049	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss)	$8,090	$-	$-	$-	$8,090	$8,131	$-	$-	$-	$8,131

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2008 (in thousands) (continued)

	Land Development Group 2008					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$7,159	$479	$6,789	$-	$13,469	$-	$-	$7,188	$-	$7,188
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	7,159	479	6,789	-	13,469	-	-	7,188	-	7,188

Operating expenses	9,994	595	3,286	-	12,685	-	-	11,164	-	11,164
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	165	-	-	-	165	-	-	2,888	-	2,888
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	10,159	595	3,286	-	12,850	-	-	14,052	-	14,052

Add interest and other income	5,202	517	15	-	4,700	-	-	6	-	6

Add equity in earnings of unconsolidated entities	4,447	-	(3,302)	-	1,145	(8,548)	-	8,548	-	-

Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	-	-	-	-	-

Add back equity method depreciation and amortization expense	68	-	(68)	-	-	-	-	-	-	-

Net operating income	6,717	401	148	-	6,464	(8,548)	-	1,690	-	(6,858)

Interest expense	(69)	29	148	-	50	-	-	1,690	-	1,690

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Income tax expense (benefit)	4,030	-	-	-	4,030	(3,076)	-	-	-	(3,076)

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	372	372	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,384	$-	$-	$-	$2,384	$(5,472)	$-	$-	$-	$(5,472)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,384	$-	$-	$-	$2,384	$(5,472)	$-	$-	$-	$(5,472)

Depreciation and amortization - Real Estate Groups	(74)	-	-	-	(74)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(131)	-	-	-	(131)	-	-	-	-	-

Deferred taxes - Real Estate Groups	1,550	-	-	-	1,550	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Provision for decline in real estate, net of tax	(224)	-	-	-	(224)	-	-	-	-	-

Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$3,505	$-	$-	$-	$3,505	$(5,472)	$-	$-	$-	$(5,472)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2008 (in thousands) (continued)

	Corporate Activities 2008					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$330,239	$15,053	$108,196	$162	$423,544
Exclude straight-line rent adjustment	-	-	-	-	-	2,638	-	-	-	2,638

Adjusted revenues	-	-	-	-	-	332,877	15,053	108,196	162	426,182

Operating expenses	10,046	-	-	-	10,046	186,090	5,324	80,936	76	261,778
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	757	-	-	-	757	3,502	-	2,888	-	6,390
Exclude straight-line rent adjustment	-	-	-	-	-	(1,610)	-	-	-	(1,610)
Exclude preference payment	-	-	-	-	-	(931)	-	-	-	(931)

Adjusted operating expenses	10,803	-	-	-	10,803	187,051	5,324	83,824	76	265,627

Add interest and other income	532	-	-	-	532	12,887	652	1,482	31	13,748

Add equity in earnings of unconsolidated entities	-	-	-	-	-	(5,577)	(146)	6,503	-	1,072

Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	5,661	-	(5,661)	-	-

Add back equity method depreciation and amortization expense	-	-	-	-	-	8,721	-	(8,721)	-	-

Net operating income	(10,271)	-	-	-	(10,271)	167,518	10,235	17,975	117	175,375

Interest expense	15,551	-	-	-	15,551	82,350	3,402	17,767	43	96,758

Loss on early extinguishment of debt	-	-	-	-	-	52	-	-	-	52

Income tax expense (benefit)	(12,814)	-	-	-	(12,814)	(8,723)	-	-	(1,055)	(9,778)

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	6,833	6,833	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	1,129	-	-	(1,129)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,008)	$-	$-	$-	$(13,008)	$88,343	$-	$-	$-	$88,343

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,008)	$-	$-	$-	$(13,008)	$88,343	$-	$-	$-	$88,343

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(73,503)	-	-	(90)	(73,593)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(3,448)	-	-	-	(3,448)

Deferred taxes - Real Estate Groups	(9,558)	-	-	-	(9,558)	(14,854)	-	-	(1,049)	(15,903)

Straight-line rent adjustment	-	-	-	-	-	(4,248)	-	-	-	(4,248)

Preference payment	-	-	-	-	-	(931)	-	-	-	(931)

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	5,294	5,294

Provision for decline in real estate, net of tax	-	-	-	-	-	(224)	-	(3,474)	-	(3,698)

Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(3,474)	-	3,474	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(90)	-	-	90	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,049)	-	-	1,049	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss)	$(22,566)	$-	$-	$-	$(22,566)	$(8,312)	$-	$-	$-	$(8,312)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2008 (in thousands)

	Commercial Group 2008					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$470,307	$18,913	$54,296	$-	$505,690	$153,997	$11,947	$103,423	$706	$246,179
Exclude straight-line rent adjustment	(2,074)	-	-	-	(2,074)	(19)	-	-	-	(19)

Adjusted revenues	468,233	18,913	54,296	-	503,616	153,978	11,947	103,423	706	246,160

Operating expenses	252,993	5,897	30,027	-	277,123	98,453	10,064	72,358	287	161,034
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,110	-	-	-	3,110	1,917	-	-	-	1,917
Exclude straight-line rent adjustment	(3,193)	-	-	-	(3,193)	-	-	-	-	-
Exclude preference payment	(1,867)	-	-	-	(1,867)	-	-	-	-	-

Adjusted operating expenses	251,043	5,897	30,027	-	275,173	100,370	10,064	72,358	287	162,951

Add interest and other income	6,349	224	1,075	-	7,200	6,177	108	1,943	35	8,047

Add equity in earnings of unconsolidated entities	1,865	(32)	(2,046)	-	(149)	712	(95)	(1,112)	-	(305)

Remove gain on disposition of equity method rental properties	(881)	-	881	-	-	-	-	-	-	-

Add back provision for decline in real estate of equity method rental properties	1,263	-	(1,263)	-	-	4,398	-	(4,398)	-	-

Add back equity method depreciation and amortization expense	7,714	-	(7,714)	-	-	9,871	-	(9,871)	-	-

Net operating income	233,500	13,208	15,202	-	235,494	74,766	1,896	17,627	454	90,951

Interest expense	116,442	6,019	15,202	-	125,625	19,382	664	17,397	235	36,350

Loss on early extinguishment of debt	1,479	119	-	-	1,360	3,752	-	22	-	3,774

Income tax expense (benefit)	1,383	-	-	-	1,383	4,375	-	-	(1,119)	3,256

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Minority interest in earnings before depreciation and amortization	7,070	7,070	-	-	-	1,232	1,232	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	1,338	-	-	(1,338)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$107,126	$-	$-	$-	$107,126	$47,571	$-	$-	$-	$47,571

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$107,126	$-	$-	$-	$107,126	$47,571	$-	$-	$-	$47,571

Depreciation and amortization - Real Estate Groups	(106,015)	-	-	-	(106,015)	(38,099)	-	-	(95)	(38,194)

Amortization of mortgage procurement costs - Real Estate Groups	(5,046)	-	-	-	(5,046)	(1,480)	-	-	(11)	(1,491)

Deferred taxes - Real Estate Groups	1,986	-	-	-	1,986	589	-	-	(1,163)	(574)

Straight-line rent adjustment	(1,119)	-	-	-	(1,119)	19	-	-	-	19

Preference payment	(1,867)	-	-	-	(1,867)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	541	-	541	-	-	-	5,294	5,294

Provision for decline in real estate, net of tax	-	-	(775)	-	(775)	-	-	(2,699)	-	(2,699)

Gain on disposition of equity method rental properties, net of tax	541	-	(541)	-	-	-	-	-	-	-

Provision for decline in real estate of equity method rental properties, net of tax	(775)	-	775	-	-	(2,699)	-	2,699	-	-

Discontinued operations, net of tax and minority interest:

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(95)	-	-	95	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-		(11)	-	-	11
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,163)	-	-	1,163	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss)	$(5,169)	$-	$-	$-	$(5,169)	$9,798	$-	$-	$-	$9,798

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2008 (in thousands) (continued)

	Land Development Group 2008					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$13,581	$706	$9,030	$-	$21,905	$-	$-	$32,593	$-	$32,593
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	13,582	706	9,030	-	21,906	-	-	32,593	-	32,593

Operating expenses	19,524	1,082	5,333	-	23,775	-	-	37,793	-	37,793
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	283	-	-	-	283	-	-	13,544	-	13,544
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	19,807	1,082	5,333	-	24,058	-	-	51,337	-	51,337

Add interest and other income	8,038	795	39	-	7,282	-	-	26	-	26

Add equity in earnings of unconsolidated entities	4,220	-	(3,333)	-	887	(22,021)	-	22,021	-	-

Remove gain on disposition of equity method rental properties	-	-	-	-	-	-	-	-	-	-

Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	-	-	-	-	-

Add back equity method depreciation and amortization expense	125	-	(125)	-	-	-	-	-	-	-

Net operating income	6,158	419	278	-	6,017	(22,021)	-	3,303	-	(18,718)

Interest expense	6	59	278	-	225	-	-	3,303	-	3,303

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Income tax expense (benefit)	4,094	-	-	-	4,094	(7,589)	-	-	-	(7,589)

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	360	360	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$1,698	$-	$-	$-	$1,698	$(14,432)	$-	$-	$-	$(14,432)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$1,698	$-	$-	$-	$1,698	$(14,432)	$-	$-	$-	$(14,432)

Depreciation and amortization - Real Estate Groups	(149)	-	-	-	(149)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(254)	-	-	-	(254)	-	-	-	-	-

Deferred taxes - Real Estate Groups	1,841	-	-	-	1,841	-	-	-	-	-

Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Provision for decline in real estate, net of tax	(224)	-	-	-	(224)	-	-	-	-	-

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-		-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-		-	-		-

Net earnings (loss)	$2,911	$-	$-	$-	$2,911	$(14,432)	$-	$-	$-	$(14,432)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2008 (in thousands) (continued)

	Corporate Activities 2008					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$637,885	$31,566	$199,342	$706	$806,367
Exclude straight-line rent adjustment	-	-	-	-	-	(2,092)	-	-	-	(2,092)

Adjusted revenues	-	-	-	-	-	635,793	31,566	199,342	706	804,275

Operating expenses	22,796	-	-	-	22,796	393,766	17,043	145,511	287	522,521
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,511	-	-	-	1,511	6,821	-	13,544	-	20,365
Exclude straight-line rent adjustment	-	-	-	-	-	(3,193)	-	-	-	(3,193)
Exclude preference payment	-	-	-	-	-	(1,867)	-	-	-	(1,867)

Adjusted operating expenses	24,307	-	-	-	24,307	395,527	17,043	159,055	287	537,826

Add interest and other income	724	-	-	-	724	21,288	1,127	3,083	35	23,279

Add equity in earnings of unconsolidated entities	-	-	-	-	-	(15,224)	(127)	15,530	-	433

Remove gain on disposition of equity method rental properties	-	-	-	-	-	(881)	-	881	-	-

Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	5,661	-	(5,661)	-	-

Add back equity method depreciation and amortization expense	-	-	-	-	-	17,710	-	(17,710)	-	-

Net operating income	(23,583)	-	-	-	(23,583)	268,820	15,523	36,410	454	290,161

Interest expense	29,891	-	-	-	29,891	165,721	6,742	36,180	235	195,394

Loss on early extinguishment of debt	-	-	-	-	-	5,231	119	22	-	5,134

Income tax expense (benefit)	(15,808)	-	-	-	(15,808)	(13,545)	-	-	(1,119)	(14,664)

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	8,662	8,662	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	1,338	-	-	(1,338)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(37,666)	$-	$-	$-	$(37,666)	$104,297	$-	$-	$-	$104,297

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(37,666)	$-	$-	$-	$(37,666)	$104,297	$-	$-	$-	$104,297

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(144,263)	-	-	(95)	(144,358)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(6,780)	-	-	(11)	(6,791)

Deferred taxes - Real Estate Groups	(4,115)	-	-	-	(4,115)	301	-	-	(1,163)	(862)

Straight-line rent adjustment	-	-	-	-	-	(1,101)	-	-	-	(1,101)

Preference payment	-	-	-	-	-	(1,867)	-	-	-	(1,867)

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	92	-	-	-	92	92	-	541	5,294	5,927

Provision for decline in real estate, net of tax	-	-	-	-	-	(224)	-	(3,474)	-	(3,698)

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	541	-	(541)	-	-

Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(3,474)	-	3,474	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(95)	-	-	95	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-		(11)	-	-	11	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,163)	-	-	1,163	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss)	$(41,689)	$-	$-	$-	$(41,689)	$(48,581)	$-	$-	$-	$(48,581)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2007 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$210,726	$11,256	$29,743	$-	$229,213	$62,254	$3,270	$56,565	$12,397	$127,946
Exclude straight-line rent adjustment	(7,140)	-	-	-	(7,140)	(18)	-	-	-	(18)

Adjusted revenues	203,586	11,256	29,743	-	222,073	62,236	3,270	56,565	12,397	127,928

Operating expenses	109,080	1,825	15,776	-	123,031	44,901	2,275	38,920	11,883	93,429
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,101	-	-	-	1,101	221	-	-	-	221
Exclude straight-line rent adjustment	(3,688)	-	-	-	(3,688)	-	-	-	-	-
Exclude preference payment	(936)	-	-	-	(936)	-	-	-	-	-

Adjusted operating expenses	105,557	1,825	15,776	-	119,508	45,122	2,275	38,920	11,883	93,650

Add interest and other income	8,295	334	677	-	8,638	11,785	14	5,497	112	17,380

Add equity in earnings of unconsolidated entities	3,746	(18)	(3,787)	-	(23)	3,055	250	(3,197)	-	(392)

Add back equity method depreciation and amortization expense	3,601	-	(3,601)	-	-	6,197	-	(6,197)	-	-

Net operating income	113,671	9,747	7,256	-	111,180	38,151	1,259	13,748	626	51,266

Interest expense	43,733	3,796	7,256	-	47,193	11,949	648	8,675	2,000	21,976

Loss on early extinguishment of debt	485	-	-	-	485	1,155	-	39	363	1,557

Income tax expense (benefit)	3,440	-	-	-	3,440	4,062	-	-	(2,406)	1,656

Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-

Minority interest in earnings before depreciation and amortization	5,951	5,951	-	-	-	611	611	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	669	-	-	(669)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$60,062	$-	$-	$-	$60,062	$26,077	$-	$-	$-	$26,077

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$60,062	$-	$-	$-	$60,062	$26,077	$-	$-	$-	$26,077

Depreciation and amortization - Real Estate Groups	(41,920)	-	-	-	(41,920)	(19,469)	-	-	(921)	(20,390)

Amortization of mortgage procurement costs - Real Estate Groups	(2,089)	-	-	-	(2,089)	(1,269)	-	-	(34)	(1,303)

Deferred taxes - Real Estate Groups	(4,084)	-	-	-	(4,084)	790	-	-	(1,365)	(575)

Straight-line rent adjustment	3,452	-	-	-	3,452	18	-	-	-	18

Preference payment	(936)	-	-	-	(936)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	65,237	65,237

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(921)	-	-	921	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(34)	-	-	34	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,365)	-	-	1,365	-
Gain on disposition of rental properties	-	-	-	-	-	65,237	-	-	(65,237)	-

Net earnings (loss)	$14,485	$-	$-	$-	$14,485	$65,975	$-	$-	$-	$65,975

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
     Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2007 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$14,606	$803	$7,636	$-	$21,439	$-	$-	$2,096	$-	$2,096
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	14,606	803	7,636	-	21,439	-	-	2,096	-	2,096

Operating expenses	13,981	753	4,471	-	17,699	-	-	3,232	-	3,232
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	34	-	-	-	34	-	-	648	-	648
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	14,015	753	4,471	-	17,733	-	-	3,880	-	3,880

Add interest and other income	2,968	253	40	-	2,755	-	-	14	-	14

Add equity in earnings of unconsolidated entities	3,198	-	(3,006)	-	192	(2,226)	-	2,199	-	(27)

Add back equity method depreciation and amortization expense	116	-	(116)	-	-	-	-	-	-	-

Net operating income	6,873	303	83	-	6,653	(2,226)	-	429	-	(1,797)

Interest expense	68	(53)	83	-	204	-	-	429	-	429

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Income tax expense (benefit)	2,971	-	-	-	2,971	(807)	-	-	-	(807)

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	356	356	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$3,478	$-	$-	$-	$3,478	$(1,419)	$-	$-	$-	$(1,419)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$3,478	$-	$-	$-	$3,478	$(1,419)	$-	$-	$-	$(1,419)

Depreciation and amortization - Real Estate Groups	(180)	-	-	-	(180)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(146)	-	-	-	(146)	-	-	-	-	-

Deferred taxes - Real Estate Groups	476	-	-	-	476	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$3,628	$-	$-	$-	$3,628	$(1,419)	$-	$-	$-	$(1,419)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
     Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2007 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$287,586	$15,329	$96,040	$12,397	$380,694
Exclude straight-line rent adjustment	-	-	-	-	-	(7,158)	-	-	-	(7,158)

Adjusted revenues	-	-	-	-	-	280,428	15,329	96,040	12,397	373,536

Operating expenses	9,224	-	-	-	9,224	177,186	4,853	62,399	11,883	246,615
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	666	-	-	-	666	2,022	-	648	-	2,670
Exclude straight-line rent adjustment	-	-	-	-	-	(3,688)	-	-	-	(3,688)
Exclude preference payment	-	-	-	-	-	(936)	-	-	-	(936)

Adjusted operating expenses	9,890	-	-	-	9,890	174,584	4,853	63,047	11,883	244,661

Add interest and other income	375	-	-	-	375	23,423	601	6,228	112	29,162

Add equity in earnings of unconsolidated entities	-	-	-	-	-	7,773	232	(7,791)	-	(250)

Add back equity method depreciation and amortization expense	-	-	-	-	-	9,914	-	(9,914)	-	-

Net operating income	(9,515)	-	-	-	(9,515)	146,954	11,309	21,516	626	157,787

Interest expense	16,958	-	-	-	16,958	72,708	4,391	16,443	2,000	86,760

Loss on early extinguishment of debt	-	-	-	-	-	1,640	-	39	363	2,042

Income tax expense (benefit)	(9,481)	-	-	-	(9,481)	185	-	-	(2,406)	(2,221)

Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	6,918	6,918	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	669	-	-	(669)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,992)	$-	$-	$-	$(16,992)	$71,206	$-	$-	$-	$71,206

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,992)	$-	$-	$-	$(16,992)	$71,206	$-	$-	$-	$71,206

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(61,569)	-	-	(921)	(62,490)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(3,504)	-	-	(34)	(3,538)

Deferred taxes - Real Estate Groups	1,834	-	-	-	1,834	(984)	-	-	(1,365)	(2,349)

Straight-line rent adjustment	-	-	-	-	-	3,470	-	-	-	3,470

Preference payment	-	-	-	-	-	(936)	-	-	-	(936)

Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)

Gain on disposition of rental properties and other investments, net of tax	264	-	-	-	264	264	-	-	65,237	65,501

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(921)	-	-	921	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(34)	-	-	34	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,365)	-	-	1,365	-
Gain on disposition of rental properties	-	-	-	-	-	65,237	-	-	(65,237)	-

Net earnings (loss)	$(14,894)	$-	$-	$-	$(14,894)	$67,775	$-	$-	$-	$67,775

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2007 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$413,753	$23,683	$58,293	$-	$448,363	$116,859	$5,784	$100,139	$24,599	$235,813
Exclude straight-line rent adjustment	(12,979)	-	-	-	(12,979)	(22)	-	-	-	(22)

Adjusted revenues	400,774	23,683	58,293	-	435,384	116,837	5,784	100,139	24,599	235,791

Operating expenses	214,895	5,629	31,053	-	240,319	81,704	3,836	67,809	20,730	166,407
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	2,094	-	-	-	2,094	609	-	-	-	609
Exclude straight-line rent adjustment	(5,380)	-	-	-	(5,380)	-	-	-	-	-
Exclude preference payment	(1,834)	-	-	-	(1,834)	-	-	-	-	-

Adjusted operating expenses	209,775	5,629	31,053	-	235,199	82,313	3,836	67,809	20,730	167,016

Add interest and other income	10,233	664	943	-	10,512	15,629	21	5,791	209	21,608

Add equity in earnings of unconsolidated entities	5,213	(18)	(5,253)	-	(22)	6,627	602	(6,719)	-	(694)

Remove gain on disposition of equity method rental properties	-	-	-	-	-	(2,106)	-	2,106	-	-

Add back equity method depreciation and amortization expense	7,553	-	(7,553)	-	-	11,056	-	(11,056)	-	-

Net operating income	213,998	18,700	15,377	-	210,675	65,730	2,571	22,452	4,078	89,689

Interest expense	91,102	7,456	15,340	-	98,986	25,231	1,288	16,996	3,608	44,547

Loss on early extinguishment of debt	3,029	821	37	-	2,245	1,155	-	422	363	1,940

Income tax expense (benefit)	4,581	-	-	-	4,581	6,983	-	-	(2,348)	4,635

Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-

Minority interest in earnings before depreciation and amortization	10,423	10,423	-	-	-	1,283	1,283	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	2,455	-	-	(2,455)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$104,863	$-	$-	$-	$104,863	$38,567	$-	$-	$-	$38,567

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$104,863	$-	$-	$-	$104,863	$38,567	$-	$-	$-	$38,567

Depreciation and amortization - Real Estate Groups	(88,346)	-	-	-	(88,346)	(36,425)	-	-	(1,934)	(38,359)

Amortization of mortgage procurement costs - Real Estate Groups	(4,115)	-	-	-	(4,115)	(1,986)	-	-	(69)	(2,055)

Deferred taxes - Real Estate Groups	(3,614)	-	-	-	(3,614)	5,398	-	-	(1,615)	3,783

Straight-line rent adjustment	7,599	-	-	-	7,599	22	-	-	-	22

Preference payment	(1,834)	-	-	-	(1,834)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	1,292	65,237	66,529

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	1,292	-	(1,292)	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,934)	-	-	1,934	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(69)	-	-	69	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,615)	-	-	1,615	-
Gain on disposition of rental properties	-	-	-	-	-	65,237	-	-	(65,237)	-

Net earnings (loss)	$14,553	$-	$-	$-	$14,553	$65,398	$-	$-	$-	$65,398

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
     Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2007 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$25,339	$1,178	$8,784	$-	$32,945	$-	$-	$6,006	$-	$6,006
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	25,340	1,178	8,784	-	32,946	-	-	6,006	-	6,006

Operating expenses	26,078	1,183	5,935	-	30,830	-	-	8,156	-	8,156
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	93	-	-	-	93	-	-	2,550	-	2,550
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	26,171	1,183	5,935	-	30,923	-	-	10,706	-	10,706

Add interest and other income	7,978	739	94	-	7,333	-	-	23	-	23

Add equity in earnings of unconsolidated entities	2,771	-	(2,566)	-	205	(5,477)	-	5,439	-	(38)

Remove gain on disposition of equity method rental properties	-	-	-	-	-	-	-	-	-	-

Add back equity method depreciation and amortization expense	178	-	(178)	-	-	-	-	-	-	-

Net operating income	10,096	734	199	-	9,561	(5,477)	-	762	-	(4,715)

Interest expense	2,374	127	199	-	2,446	-	-	762	-	762

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Income tax expense (benefit)	6,334	-	-	-	6,334	(2,008)	-	-	-	(2,008)

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	607	607	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$781	$-	$-	$-	$781	$(3,469)	$-	$-	$-	$(3,469)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$781	$-	$-	$-	$781	$(3,469)	$-	$-	$-	$(3,469)

Depreciation and amortization - Real Estate Groups	(294)	-	-	-	(294)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(287)	-	-	-	(287)	-	-	-	-	-

Deferred taxes - Real Estate Groups	3,661	-	-	-	3,661	-	-	-	-	-

Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$3,860	$-	$-	$-	$3,860	$(3,469)	$-	$-	$-	$(3,469)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2007 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$555,951	$30,645	$173,222	$24,599	$723,127
Exclude straight-line rent adjustment	-	-	-	-	-	(13,000)	-	-	-	(13,000)

Adjusted revenues	-	-	-	-	-	542,951	30,645	173,222	24,599	710,127

Operating expenses	23,101	-	-	-	23,101	345,778	10,648	112,953	20,730	468,813
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,223	-	-	-	1,223	4,019	-	2,550	-	6,569
Exclude straight-line rent adjustment	-	-	-	-	-	(5,380)	-	-	-	(5,380)
Exclude preference payment	-	-	-	-	-	(1,834)	-	-	-	(1,834)

Adjusted operating expenses	24,324	-	-	-	24,324	342,583	10,648	115,503	20,730	468,168

Add interest and other income	982	-	-	-	982	34,822	1,424	6,851	209	40,458

Add equity in earnings of unconsolidated entities	-	-	-	-	-	9,134	584	(9,099)	-	(549)

Remove gain on disposition of equity method rental properties	-	-	-	-	-	(2,106)	-	2,106	-	-

Add back equity method depreciation and amortization expense	-	-	-	-	-	18,787	-	(18,787)	-	-

Net operating income	(23,342)	-	-	-	(23,342)	261,005	22,005	38,790	4,078	281,868

Interest expense	30,800	-	-	-	30,800	149,507	8,871	33,297	3,608	177,541

Early extinguishment of debt	-	-	-	-	-	4,184	821	459	363	4,185

Income tax expense (benefit)	(19,135)	-	-	-	(19,135)	(3,245)	-	-	(2,348)	(5,593)

Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	12,313	12,313	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	2,455	-	-	(2,455)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(35,007)	$-	$-	$-	$(35,007)	$105,735	$-	$-	$-	$105,735

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(35,007)	$-	$-	$-	$(35,007)	$105,735	$-	$-	$-	$105,735

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(125,065)	-	-	(1,934)	(126,999)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(6,388)	-	-	(69)	(6,457)

Deferred taxes - Real Estate Groups	4,995	-	-	-	4,995	10,440	-	-	(1,615)	8,825

Straight-line rent adjustment	-	-	-	-	-	7,620	-	-	-	7,620

Preference payment	-	-	-	-	-	(1,834)	-	-	-	(1,834)

Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)

Gain on disposition of rental properties and other investments, net of tax	264	-	-	-	264	264	-	1,292	65,237	66,793

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	1,292	-	(1,292)	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,934)	-	-	1,934	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(69)	-	-	69	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,615)	-	-	1,615	-
Gain on disposition of rental properties	-	-	-	-	-	65,237	-	-	(65,237)	-

Net earnings (loss)	$(29,748)	$-	$-	$-	$(29,748)	$50,594	$-	$-	$-	$50,594